UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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◻	Soliciting Material under §240.14a-12

ESQUIRE FINANCIAL HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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◻ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Esquire Financial Holdings, Inc.

100 Jericho Quadrangle, Suite 100

Jericho, New York 11753

(516) 535-2002

April 18, 2024

Dear Stockholder:

The Annual Meeting of Stockholders of Esquire Financial Holdings, Inc. will be held at the executive offices of Esquire Financial Holdings, Inc., located at 100 Jericho Quadrangle, Suite 100, Jericho, New York 11753, on May 30, 2024, at 10:00 a.m., local time. If you choose not to attend the Annual Meeting in person, stockholders can call into the following number to listen to the meeting live: 800-715-9871, conference code: 6418891.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of Esquire Financial Holdings, Inc.

The business to be conducted at the Annual Meeting consists of (i) the election of four directors, (ii) the approval of the Esquire Financial Holdings, Inc. 2024 Equity Incentive Plan, (iii) the ratification of the appointment of Crowe LLP as our independent registered public accounting firm for the year ending December 31, 2024, and (iv) an advisory vote on executive compensation (“Say-on-Pay”). The Board of Directors (“Board”) has determined that the matters to be considered at the Annual Meeting are in the best interest of Esquire Financial Holdings, Inc. and its stockholders. The Board unanimously recommends a vote “FOR” the election of the nominated directors; “FOR” the approval of the Esquire Financial Holdings, Inc. 2024 Equity Incentive Plan, “FOR” the ratification of the appointment of Crowe LLP as our independent registered public accounting firm for the year ending December 31, 2024, and “FOR” an advisory vote approving the “Say-on-Pay” executive compensation resolution.

It is important that your shares be represented at the Annual Meeting. Please take a moment now to cast your vote via the Internet as described on the enclosed proxy card, or alternatively, complete, sign, date and return the proxy card in the postage-paid envelope provided so that your shares will be represented at the Annual Meeting. You may revoke your proxy at any time prior to its exercise.

On behalf of the Board, we urge you to vote your proxy as soon as possible which will assure that your vote is counted. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely, Andrew C. Sagliocca Vice Chairman, Chief Executive Officer and President

Esquire Financial Holdings, Inc.

100 Jericho Quadrangle, Suite 100

Jericho, New York 11753

(516) 535-2002

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 30, 2024

Notice is hereby given that the Annual Meeting of Stockholders of Esquire Financial Holdings, Inc. will be held at the executive offices of Esquire Financial Holdings, Inc., located at 100 Jericho Quadrangle, Suite 100, Jericho, New York 11753 on May 30, 2024, at 10:00 a.m., local time.

A Proxy Statement for the Annual Meeting is enclosed. The Annual Meeting is for the purpose of considering and acting upon:

1.	the election of three directors to serve for a term of three years and the election of one director to serve for a term of one year;
2.	the approval of the Esquire Financial Holdings, Inc. 2024 Equity Incentive Plan;
3.	the ratification of the appointment of Crowe LLP as our independent registered public accounting firm for the year ending December 31, 2024;
4.	an advisory vote on executive compensation (“Say-on-Pay”); and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on the date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on March 28, 2024 are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

EACH STOCKHOLDER IS REQUESTED TO VOTE THEIR PROXY WITHOUT DELAY. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED. A PROXY MAY BE REVOKED BY FILING WITH THE CORPORATE SECRETARY OF ESQUIRE FINANCIAL HOLDINGS, INC. A WRITTEN REVOCATION OR A PROXY BEARING A LATER DATE, BY INTERNET OR BY MAIL. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE IN PERSON AT THE ANNUAL MEETING.

By Order of the Board of Directors
Gary Lax Senior Vice President, Chief Legal Officer and Corporate Secretary

Jericho, New York

April 18, 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 30, 2024

The Notice, Proxy Statement, Proxy Card and 2023 Annual Report on Form 10-K are available at http://www.astproxyportal.com/ast/21569.

PROXY STATEMENT

Esquire Financial Holdings, Inc.

100 Jericho Quadrangle, Suite 100

Jericho, New York 11753

(516) 535-2002

ANNUAL MEETING OF STOCKHOLDERS

May 30, 2024

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Esquire Financial Holdings, Inc. (“Esquire Financial” or the “Company”) to be used at the Annual Meeting of Stockholders, which will be held at the executive offices of Esquire Financial Holdings, Inc., located at 100 Jericho Quadrangle, Suite 100, Jericho, New York 11753 on May 30, 2024, at 10:00 a.m., local time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 18, 2024. If you choose not to attend the Annual Meeting in person, stockholders can call into the following number to listen to the meeting live: 800-715-9871, conference code: 6418891.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of Esquire Financial will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted “FOR” the election of the four director nominees named in this Proxy Statement, “FOR” the Esquire Financial Holdings, Inc. 2024 Equity Incentive Plan, “FOR” the ratification of the appointment of Crowe LLP as our independent registered public accounting firm for the year ending December 31, 2024, and “FOR” an advisory vote approving the “Say-on-Pay” executive compensation resolution.

Proxies may be revoked by sending written notice of revocation to the Corporate Secretary of Esquire Financial at 100 Jericho Quadrangle, Suite 100, Jericho, New York 11753, delivering a later-dated proxy by internet, by mail or by attending the Annual Meeting and voting in person. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Corporate Secretary of Esquire Financial prior to the voting of such proxy. If you are a stockholder whose shares are not registered in your name, you will need appropriate documentation from your record holder to vote in person at the Annual Meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS

Holders of record of Esquire Financial common stock, par value $0.01 per share, as of the close of business on March 28, 2024 are entitled to one vote for each share then held. As of March 28, 2024, there were 8,292,789 shares of common stock issued and outstanding and entitled to vote.

Stock Ownership of Certain Beneficial Owners and Management

Persons and groups who beneficially own in excess of 5% of the shares of our common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership. The following table sets forth, as of March 28, 2024, the shares of common stock beneficially owned by our directors and executive officers, individually and as a group, and by each person who was known to us as the beneficial owner of more than 5% of the outstanding shares of common stock. The mailing address for each of our directors and executive officers is 100 Jericho Quadrangle, Suite 100, Jericho, New York 11753.

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership (1)		Percent of Shares of Common Stock Outstanding
Directors, Executive Officers and Named Executive Officers
Anthony Coelho	116,677	(2)	1.4%
Todd Deutsch	76,172	(3)	*
Joseph Melohn	171,299	(4)	2.1%
Robert J. Mitzman	145,899	(5)	1.8%
Rena Nigam	200		*
Richard T. Powers	61,883	(6)	*
Kevin C. Waterhouse	148,572	(7)	1.8%
Selig A. Zises	242,570	(8)	2.9%
Andrew C. Sagliocca	329,373	(9)	3.9%
Eric S. Bader	160,092	(10)	1.9%
Ari P. Kornhaber	150,202	(11)	1.8%
Michael Lacapria	25,999	(12)	*
All directors and current executive officers as a group (12 persons)	1,628,938	(13)	18.9%

5% Beneficial Stockholders
Wasatch Advisors LP 505 Wakara Way Salt Lake City, Utah 84108	585,737	(14)	7.1%
BlackRock, Inc. 50 Hudson Yards New York, New York 10001	525,653	(15)	6.3%
*	Less than 1%
(1)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of common stock if he or she has shared or sole voting or investment power with respect to such security or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. No shares of common stock are pledged as collateral by a director or executive officer.
(2)	Includes 21,870 unvested shares of restricted stock and presently exercisable options to purchase 42,231 shares of the Company’s common stock.
(3)	Includes 6,340 unvested shares of restricted stock and presently exercisable options to purchase 23,166 shares of the Company’s common stock.
(4)	Includes 2,656 unvested shares of restricted stock of the Company’s common stock.
(5)	Includes 8,573 unvested shares of restricted stock and presently exercisable options to purchase 42,231 shares of the Company’s common stock.
(6)	Includes 7,906 unvested shares of restricted stock and presently exercisable options to purchase 3,000 shares of the Company’s common stock.
(7)	Includes 4,073 unvested shares of restricted stock and presently exercisable options to purchase 9,166 shares of the Company’s common stock.
(8)	Includes 7,906 unvested shares of restricted stock of the Company’s common stock.
(9)	Includes 148,117 unvested shares of restricted stock and presently exercisable options to purchase 94,927 shares of the Company’s common stock.
(10)	Includes 74,059 unvested shares of restricted stock and presently exercisable options to purchase 53,460 shares of the Company’s common stock.
(11)	Includes 75,559 unvested shares of restricted stock and presently exercisable options to purchase 55,517 shares of the Company’s common stock.
(12)	Includes 11,500 unvested shares of restricted stock and presently exercisable options to purchase 6,499 shares of the Company’s common stock.
(13)	Includes presently exercisable options and options exercisable within 60 days to purchase 330,197 shares of the Company’s common stock.
(14)	Based on a Schedule 13G filed on February 12, 2024.
(15)	Based on a Schedule 13G filed on January 29, 2024.

Quorum and Vote Required

The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present.

Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for the nominees being proposed is “WITHHELD.” The approval of the 2024 Equity Incentive Plan, the ratification of the appointment of Crowe LLP as independent registered public accountants and the approval of the “Say-on-Pay” vote are determined by a majority of the votes cast, without regard to broker non-votes or proxies marked “ABSTAIN.”

In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of this Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

PROPOSAL I—ELECTION OF DIRECTORS

Our Board of Directors is comprised of nine members. Our bylaws provide that directors are divided into three classes, with one class of directors elected annually. Our directors are generally elected to serve for a three-year period and until their respective successors shall have been elected and shall qualify. Three directors will be elected at the Annual Meeting to serve for a three-year period until their respective successors shall have been elected and one director will be elected at the Annual Meeting to serve a one-year term until her respective successor shall have been elected and shall qualify. The Board of Directors has nominated the following persons to serve as directors for three-year terms: Anthony Coelho, Richard T. Powers, and Andrew C. Sagliocca. The Board of Directors has nominated Rena Nigam to serve as director for a one-year term. All nominees are currently directors of Esquire Financial and Esquire Bank, National Association (“Esquire Bank” or the “Bank”) .

The Board of Directors recommends a vote “FOR” the election of the nominees.

The table below sets forth certain information regarding the nominees, the other current members of our Board of Directors whose term of office will continue following the Annual Meeting, and executive officers who are not directors, including the terms of office of board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to any nominee) will be voted at the Annual Meeting for the election of the proposed nominees. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may determine. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected.

				Current
	Position(s) Held		Director	Term
Name	With Esquire Financial	Age (1)	Since (2)	Expires
NOMINEES

Anthony Coelho	Chairman	81	2010	2024
Rena Nigam	Director	50	2024	2024
Richard T. Powers	Director	76	2006	2024
Andrew C. Sagliocca	Vice Chairman, Chief Executive Officer, and President	56	2008	2024

CONTINUING DIRECTORS

Todd Deutsch	Director	51	2015	2025
Selig Zises	Director	82	2009	2025
Joseph Melohn	Director	37	2022	2026
Robert J. Mitzman	Director	69	2007	2026
Kevin C. Waterhouse	Director	56	2006	2026

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Eric S. Bader	Executive Vice President and Chief Operating Officer	47	N/A	N/A
Ari P. Kornhaber	Executive Vice President, Head of Corporate Development	52	N/A	N/A
Michael Lacapria	Senior Vice President, Chief Financial Officer	46	N/A	N/A
(1)	As of April 1, 2024.
(2)	Includes service with Esquire Bank and Esquire Financial.

The biographies of each of the nominees, continuing board members who will constitute the Board following the Annual Meeting and executive officers are set forth below. With respect to directors and nominees, the biographies also contain information regarding the person’s business experience and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee to determine that the person should serve as a director.  Each director of Esquire Financial is also a director of Esquire Bank.

Directors

Anthony Coelho, Chairman. Mr. Coelho has served as Chair of the Advisory Board for Bender Consulting Services since 2002 and was Chair and a Board Member for the American Association of People with Disabilities and the Lead Independent Director of Service Corporation International. Mr. Coelho was a prominent member of the U.S. House of Representatives from 1978 – 1989. While a member of the House of Representatives, he authored the Americans with Disabilities Act, widely recognized as one of the most important pieces of civil rights legislation in the last 40 years. Mr. Coelho’s former and current business affiliations include service on a number of corporate boards and as CEO of Wertheim Schroder Investment Services. Mr. Coelho has been a member of the Esquire Bank board of directors since 2010 and has been Chairman of the Board of Directors since August 2018. Mr. Coelho provides the Board with valuable perspective on general business oversight, as well as potential strategic initiatives.

Todd Deutsch, Director. Mr. Deutsch is a private investor and entrepreneur. Since 2012, Mr. Deutsch has managed his family office. From 2009 to 2012, Mr. Deutsch was the Portfolio Manager/Principal at Bascom Hill Partners, a wealth management services company. Prior to running his family office and Bascom Hill Partners, Mr. Deutsch spent twenty years as a trader with Goldman Sachs and various hedge funds. Mr. Deutsch has been a member of the Esquire Bank board of directors since 2015. Mr. Deutsch provides the Board with extensive financial and business experience as well as valuable insight into managing and overseeing a business.

Joseph Melohn, Director. Mr. Melohn is a private investor and entrepreneur. Since 2006, Mr. Melohn has served as the President of The Expansion Group Inc., and Expansion VC a venture capital firm focused on early and growth stage companies. His responsibilities include managing and supervising a real estate portfolio and all family office investments. Mr. Melohn has invested in technology, energy, and consumer marketplace companies, as well as having worked with many funds in the asset-based lending sector. Mr. Melohn has been a member of the Esquire Bank board of directors since 2022. Mr. Melohn provides the Board with extensive financial and business experience as well as valuable insight into the technology and banking industry.

Robert J. Mitzman, Director. Mr. Mitzman has over 40 years of experience in the worldwide specialized courier industry. In 1981, Mr. Mitzman founded the Quick Group of Companies (“Quick”), a globally renowned and award-winning organization at the forefront of revolutionizing the time-critical logistics industry. As its Chairman and Chief Executive Officer, Mr. Mitzman grew Quick into an international specialized courier company with offices around the globe to provide complex, and often life-saving, logistics solutions to companies with time and mission-critical needs in the fields of life science, pharma and biotech, aerospace, automotive, and technology. Mr. Mitzman is currently an active private investor, managing his family office and real estate holdings. Mr. Mitzman has been a member of the Board of Directors for Esquire Bank since 2007. Mr. Mitzman provides the Board with extensive executive management experience as a Chief Executive Officer with global strategic, operating, human capital, and technology experience.

Rena Nigam, Director. Ms. Nigam is the Founder and Chief Executive Officer of Meytier Inc., an AI-enabled, hiring and talent intelligence platform which works with companies across multiple business sectors. Ms. Nigam founded Meytier Inc. in 2019. Other previous executive appointments include President and Board Member of Incedo Inc. from 2015 through 2018, and Co-Founder of Aspark (acquired by Liquidhub, now a part of Capgemini) from 2011 to 2014, both focused on technology innovation. Ms. Nigam has 25 years of experience in high growth global ventures as an executive, entrepreneur, and investor across publicly traded and private companies as well as innovation in the financial services technology and payments space. Ms. Nigam is a passionate advocate for advancing women in technology and finance and her extensive experience in the financial services industry provides the Board with unique experience and insight on the needs and challenges of the banking sector as well as Esquire Bank.

Richard T. Powers, Director. Mr. Powers served as Esquire Bank’s President and Chief Executive Officer from Esquire Bank’s pre-opening organizational stage in 2005 through 2008. Prior to joining Esquire Bank, Mr. Powers was President, U.S. Direct Services for Fiserv CBS. Mr. Powers has over 40 years of experience in all areas of the financial services industry, both banking and brokerage. He has served as President and Chief Operating Officer of Waterhouse National Bank and Executive Vice President and Chief Operations Officer of North Fork Bank, among other banking positions. Since 2009, Mr. Powers has been the owner of RT Powers & Associates, a banking and financial services consultant firm and he is recognized as an expert witness for banking technology patent infringement. Mr. Powers is a founding organizer of Esquire Bank. Mr. Powers provides the Board with important experience and insight into the financial services industry.

Andrew C. Sagliocca, Vice Chairman, Chief Executive Officer and President. Mr. Sagliocca has served as President and Chief Executive Officer of Esquire Bank since January 2009 and its financial holding company since inception. In 2023, Mr. Sagliocca was also appointed as Vice Chairman of the Board. Prior to his time in his current role, Mr. Sagliocca served as Esquire’s Chief Financial Officer when he joined in February 2007. Prior to joining Esquire, Mr. Sagliocca was a senior financial officer for 13 years at North Fork Bank and was formerly a manager in KPMG LLP’s Financial Services Group, specializing in financial institutions. Mr. Sagliocca has over 35 years of experience in the financial services industry. Mr. Sagliocca’s extensive experience in financial services provides the Board with a unique perspective on Esquire Bank’s business and strategic direction.

Kevin Waterhouse, Director. Mr. Waterhouse is Vice President and Investment Advisor of L.M. Waterhouse & Company, a Valhalla, New York-based registered investment advisory firm. Mr. Waterhouse has worked at L.M. Waterhouse since 2002. Mr. Waterhouse previously served as First Vice President of Operations & Product Development of Waterhouse National Bank. Mr. Waterhouse is a founding organizer of Esquire Bank. Mr. Waterhouse provides the Board with a valuable perspective on general business oversight as well as on potential strategic initiatives.

Selig A. Zises, Director. Mr. Zises is a retired investor. Mr. Zises was the founder and CEO of Integrated Resources, a financial services company, from 1969 to 1988. Mr. Zises is a founding organizer of Esquire Bank. Mr. Zises’ extensive experience in the financial services industry provides the Board with an important perspective on the Bank’s business and strategic direction.

Executive Officers Who Are Not Directors

Eric S. Bader, Executive Vice President (“EVP”) and Chief Operating Officer (“COO”). Mr. Bader has served as Executive Vice President and Chief Operating Officer of the Company since 2018. Mr. Bader served as Corporate Secretary of the Company from 2008 to 2023, Chief Financial Officer from 2009 to 2018, and as the Treasurer in 2008. Prior to joining the Company, Mr. Bader held the position of Vice President at Goldman Sachs and served as a Vice President and Investment Officer at North Fork Bank. Mr. Bader has over 20 years of experience in the financial services industry.

Ari P. Kornhaber, EVP, Head of Corporate Development. Mr. Kornhaber was named Executive Vice President and Head of Corporate Development effective October 2020.  Previously, he served as Executive Vice President and Director of Sales from 2013 to 2020. Mr. Kornhaber is a former trial lawyer who represented plaintiffs in personal injury, medical malpractice and mass tort litigations. Subsequently, Mr. Kornhaber was a Founder and Senior Officer at a family of financial service companies that provided litigation financing to lawyers, law firms and their clients.

Michael Lacapria, Senior Vice President and Chief Financial Officer. Mr. Lacapria has served as Senior Vice President and Chief Financial Officer of the Company and Esquire Bank since December 2018. From October 2016 through December 2018, Mr. Lacapria served as the Chief Financial Officer of Deutsche Bank Trust Corporation and the regional finance director for Deutsche Bank’s U.S. operations. From 2014 to 2016, Mr. Lacapria served as the finance director in Cantor Fitzgerald’s real estate lending and investment management platforms. From 2000 to 2014, Mr. Lacapria was a member of the KPMG LLP New York financial services audit practice focused on investment and commercial banking. Mr. Lacapria has over 20 years of experience in the financial services industry.

Board Independence

The Board of Directors has determined that each of our directors, with the exception of Mr. Sagliocca, is an independent director, as defined under the Nasdaq listing rules. Mr. Sagliocca is not independent because he is an executive officer of Esquire Financial.

Board Leadership Structure and Risk Oversight

Our Board of Directors is chaired by Anthony Coelho, who is a non-executive director.  Andrew C. Sagliocca is our Vice Chairman, Chief Executive Officer (“CEO”) and President. Different individuals serve as our Chairman and CEO and we intend to continue to separate the Chairman and CEO positions.  We believe that our leadership structure, in which the roles of Chairman and CEO are separate, together with experienced and engaged independent directors and independent key committees, will be effective and is the optimal structure for our Company and our stockholders at this time.

The Board of Directors is actively involved in oversight of risks that could affect the Company. This oversight is conducted in part through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors satisfies this responsibility through full reports by each committee regarding its considerations and actions, regular reports directly from officers responsible for oversight of particular risks within the Company as well as through internal and external audits. Risks relating to the direct operations of Esquire Bank are further overseen by the Board of Directors of Esquire Bank, who are the same individuals who serve on the Board of Directors of Esquire Financial. The Board of Directors of Esquire Bank also has additional committees that conduct risk oversight separate from Esquire Financial. Further, the Board of Directors oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, regulations and risks acceptable to the organization.

References to our Website Address

References to our website address throughout this proxy statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the Securities and Exchange Commission’s rules. These references are not intended to, and do not, incorporate the contents of our website by reference into this proxy statement or the accompanying materials.

Delinquent Section 16(a) Reports

Our executive officers and directors and beneficial owners of greater than 10% of the outstanding shares of common stock are required to file reports with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of our common stock. Securities and Exchange Commission rules require disclosure if an executive officer, director or 10% beneficial owner fails to file these reports on a timely basis. Based on our review of ownership reports required to be filed for the year ended December 31, 2023, no executive officer, director or 10% beneficial owner of our shares of common stock failed to file ownership reports with the Securities and Exchange Commission on a timely basis except as follows; required Form 4s were not filed on a timely basis, one instance each, by directors Zises and Sagliocca, Mr. Bader, and Mr. Kornhaber.

Anti-Hedging Policy

The Company’s Insider Trading Policy includes an anti-hedging policy, which prohibits directors, officers and other employees from engaging in or effecting any transaction designed to hedge or offset declines in the market value of the Company’s securities. Accordingly, any hedging, derivative or other equivalent transaction that is specifically designed to reduce or limit the extent to which declines in the trading price of Company common stock would affect the value of the shares of Company common stock owned by an officer, director or other employee is prohibited. Cashless exercises of employee stock options are not deemed short sales and are not prohibited.

Code of Ethics

Esquire Financial has adopted a Code of Ethics that is applicable to its senior officers, including the principal executive officer, principal financial officer, principal accounting officer and all officers performing similar functions. We have posted this Code of Ethics on our Internet website at www.esquirebank.com under the “Investor Relations” tab. Amendments to and waivers from the Code of Ethics will also be disclosed on Esquire’s website.

Clawback Policy

In accordance with the Nasdaq and SEC rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Company has adopted the Esquire Financial Holdings, Inc. Clawback Policy (“Clawback Policy”). Under the Clawback Policy, if the Company is required to restate its financial results due to material noncompliance with financial reporting requirements under the securities laws, the Company will recoup any erroneously awarded incentive-based compensation received during the three completed fiscal years immediately preceding such restatement from the Company’s current and former executive officers, provided that such individuals served as executive officers at any time during the applicable performance period.

Attendance at Annual Meetings of Stockholders

Esquire Financial does not have a written policy regarding director attendance at the annual meetings of stockholders, although directors are expected to attend these meetings absent unavoidable scheduling conflicts. Ten directors attended the Annual Meeting of Stockholders on May 25, 2023.

Communications with the Board of Directors

Any stockholder who wishes to communicate with our Board of Directors or an individual director may do so by writing to: Esquire Financial Holdings, Inc., 100 Jericho Quadrangle, Suite 100, Jericho, New York 11753, Attention: Corporate Secretary. The letter should indicate that the sender is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Communications are reviewed by the Corporate Secretary and are then distributed to the Board of Directors or the individual director, as appropriate, depending on the facts and circumstances outlined in the communications received. The Corporate Secretary may attempt to handle an inquiry directly or forward a communication for response by the director or directors to whom it is addressed.  The Corporate Secretary has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

Meetings and Committees of the Board of Directors

The business of Esquire Financial is conducted at regular and special meetings of the Board of Directors and its committees. In addition, the “independent” members of the Board of Directors (as defined in the listing rules of the NASDAQ Stock Market) regularly meet in executive sessions. The standing committees of the Board of Directors of Esquire Financial are the Audit Committee, Compensation Committee, and the Corporate Governance and Nominating Committee.

The Board of Directors held nine meetings during the year ended December 31, 2023. No member of the Board of Directors of Esquire Financial or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he or she has been a director); and (ii) the total number of meetings held by all committees on which he or she served (during the periods that he or she served).

Audit Committee.  The Audit Committee is comprised of Directors Powers (Chairman), Coelho, and Waterhouse, each of whom is “independent” in accordance with applicable Securities and Exchange Commission rules and Nasdaq listing rules. The Audit Committee also serves as the audit committee of the board of directors of Esquire Bank. The Board of Directors has determined that Director Powers qualifies as an “audit committee financial expert” as defined under applicable Securities and Exchange Commission rules. In addition, each Audit Committee member has the ability to analyze and evaluate our financial statements as well as an understanding of the Audit Committee’s functions.

Our Board of Directors has adopted a written charter for the Audit Committee, which is available on our website at www.esquirebank.com. As more fully described in the Audit Committee Charter, the Audit Committee reviews the financial records and affairs of Esquire Financial and monitors adherence in accounting and financial reporting to accounting principles generally accepted in the United States of America. The Audit Committee of Esquire Financial met 11 times during the year ended December 31, 2023.

Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee is comprised of Directors Waterhouse (Chairman), Coelho, and Mitzman, each of whom is independent in accordance with Nasdaq listing rules. The Corporate Governance and Nominating Committee also serves as the nominating committee of the board of directors of Esquire Bank. The Corporate Governance and Nominating Committee operates under a written charter which is available on our website at

www.esquirebank.com. The Corporate Governance and Nominating Committee of Esquire Financial met four times during the year ended December 31, 2023.  Except for Ms. Nigam, who was appointed to the Board in January 2024, each of the nominees for election by the stockholders at the Annual Meeting that were approved by the Corporate Governance and Nominating Committee are directors standing for re-election. Ms. Nigam became known to the Board through a third-party search firm due to her unique experience and insight on the needs and challenges of the banking sector as well as Esquire Bank.

As noted in the Corporate Governance and Nominating Committee Charter, the purpose of the committee is to assist the Board in identifying individuals to become Board members, determine the size and composition of the Board and its committees, monitor Board effectiveness and implement Corporate Governance Guidelines.

The Committee identifies nominees for the Board by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of gaining new perspectives. If any member of the Board does not wish to continue in service, or if the Committee decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members. The Board would seek to identify a candidate who at a minimum satisfies the following criteria:

●	Has the highest personal and professional ethics and integrity and whose values are compatible with those of the Company;
●	Has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;
●	Is willing to devote the necessary time to the work of the Board and its Committees, which includes being available for Board and Committee meetings;
●	Is involved in other activities or interests that do not create a conflict with their responsibilities to the Company and its stockholders; and
●	Has the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a group, and not primarily a special interest group or constituency.

The Corporate Governance and Nominating Committee will also take into account whether a candidate satisfies the criteria for “independence” as defined in the Nasdaq listing rules, and, if a candidate with financial and accounting expertise is sought for service on the Audit Committee, whether the individual qualifies as an Audit Committee financial expert.

Commitment to Diversity. The Company’s goal is to have a Board of Directors whose members have diverse professional backgrounds and have demonstrated professional achievement with the highest personal and professional ethics and integrity and whose values are compatible with those of Esquire Financial. Important factors considered in the selection of nominees for director include experience in positions that develop good business judgment, that demonstrate a high degree of responsibility and independence, and that show the individual’s ability to commit adequate time and effort to serve as a director. Currently, we have one female director and one director who identifies as LGBTQ+. The Board fulfilled its commitment to return to a gender diversified board upon the appointment of Ms. Nigam to the Board in 2024.

The Corporate Governance and Nominating Committee may consider qualified candidates for director suggested by our stockholders. Stockholders can suggest qualified candidates for director by writing to our Corporate Secretary at 100 Jericho Quadrangle, Suite 100, Jericho, New York 11753. In order for the Corporate Governance and Nominating Committee to consider a candidate suggested by a stockholder, the Corporate Secretary must receive a submission not less than 90 days prior to the anniversary of the prior year’s annual meeting. The submission must include the following:

●	the name and address of the candidate, and the number of shares of Esquire Financial common stock that are owned by the candidate (and appropriate evidence if the candidate is not a holder of record);
●	the personal history, business background and experience of the nominee, including his or her material business activities and affiliations during the past five years from the date of nomination;
●	a description of any material pending legal or administrative proceedings in which the nominee is a party and any criminal indictment or conviction of such nominee by a State or Federal court;
●	a statement of the assets and liabilities of the nominee as of the end of the fiscal year for each of the five fiscal years immediately preceding the date of the nomination, as of a date not more than 90 days prior to the date of his or her nomination;
●	a notarized certification from the nominee indicating whether the nominee has been the subject of any criminal, civil or administrative judgments, consents, undertakings or orders, or any past or ongoing indictments, formal investigations, examinations, or administrative proceeding (excluding routine or customary audits, inspections and investigations) issued by any federal or state court, any department, agency, or commission of the United States Government, any state or municipality, any self-regulatory trade or professional organization or any foreign government or governmental agency, which involve: (a) commission of a felony, fraud, moral turpitude, dishonesty or breach of trust; (b) violation of securities or commodities laws or regulations; (c) violation of depository institution laws or regulations; (d) violation of housing authority laws or regulations; (e) violation of the rules, regulations, codes of professional conduct or ethics of a self-regulatory trade or professional organization; and (f) adjudication of bankruptcy or insolvency or appointment of a receiver, conservator, trustee, referee, or guardian;
●	such other information regarding the candidate as would be required to be included in Esquire Financial’s proxy statement pursuant to Securities and Exchange Commission Regulation 14A;
●	the candidate’s written consent to serve as a director; and
●	a description of all arrangements or understandings between such stockholder and the nominee.

Submissions that are received and that satisfy the above requirements are forwarded to the Corporate Governance and Nominating Committee for further review and consideration, using the same criteria to evaluate the candidate as it uses for evaluating other candidates that it considers. A nomination submitted by a stockholder for presentation at an annual meeting of stockholders must comply with the procedural and informational requirements described in “Advance Notice of Business to be Conducted at an Annual Meeting.”

Compensation Committee.  The Compensation Committee is comprised of Directors Mitzman (Chairman), Coelho and Deutsch, each of whom is independent in accordance with applicable Nasdaq listing rules. No member of the Compensation Committee is a current or former officer or employee of Esquire Financial or Esquire Bank. The Compensation Committee also serves as the compensation committee of the board of directors of Esquire Bank. The Compensation Committee of Esquire Financial met five times during the year ended December 31, 2023.

The Compensation Committee is responsible for establishing the compensation philosophy, developing compensation guidelines, establishing the compensation of the CEO and the other named executive officers (“NEOs”). No executive officer who is also a director participates with respect to decisions on his compensation. The Compensation Committee also oversees and administers stock-based incentive and compensation plans.  The Compensation Committee may retain, at its discretion, compensation consultants to assist it in making compensation related decisions.

The Compensation Committee operates under a written charter which is available on our Internet website at https://investorrelations.esquirebank.com. This charter sets forth the responsibilities of the Compensation Committee and reflects the Compensation Committee’s commitment to create a compensation structure that not only compensates senior management but also aligns the interests of senior management with those of our stockholders.

Our goal is to determine appropriate compensation levels that will enable us to meet the following objectives:

●	to attract, retain and motivate an experienced, competent executive management team;
●	to reward the executive management team for the enhancement of stockholder value based on our annual performance and the market price of our stock;
●	to provide compensation rewards that are adequately balanced between short-term and long-term performance goals;
●	to encourage ownership of our common stock through stock-based compensation to all levels of management; and
●	to maintain compensation levels that are competitive with other financial institutions, particularly those in our peer group based on asset size and market area.

The Compensation Committee retains responsibility for all compensation determinations as to executive officers. The Compensation Committee may utilize information and benchmarks from an independent compensation consulting firm, and from other sources, to determine how executive compensation levels compare to those companies within the industry. The Compensation Committee may review published data for companies of similar size, location, financial characteristics and stage of development among other factors. Additionally, the Compensation Committee has the responsibility, authority and oversight as to employee compensation in general and as needed.

In designing the compensation program for Esquire Financial, the Committee takes into consideration methods to avoid encouraging the taking of excessive risk by executive management or by any other employees. The Committee assessed risks posed by the incentive compensation paid to executive management and other employees and determined that Esquire Financials’ compensation policies, practices and programs do not pose risks that are reasonably likely to have a material adverse effect on Esquire Financial.

Audit Committee Report

The following Audit Committee Report is provided in accordance with the regulations of the Securities and Exchange Commission. Pursuant to such regulations, this report shall not be deemed “soliciting material,” filed with the Securities and Exchange Commission, subject to Regulation 14A or 14C of the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities and Exchange Act of 1934, as amended.

Management has the primary responsibility for the Company’s internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and issuing an opinion thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. As part of its ongoing activities, the Audit Committee has:

●	Reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2023;
●	Discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the PCAOB and the SEC; and
●	Received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and have discussed with the independent registered public accounting firm their independence from us.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the Securities and Exchange Commission.

The Audit Committee

Richard T. Powers (Chairman)

Anthony Coelho

Kevin C. Waterhouse

Executive Officer Compensation

For 2023, the Compensation Committee engaged Frederic W. Cook & Co., Inc. (“FW Cook”) as an independent compensation consultant to assist in its evaluation of the Company’s executive compensation program and provide an annual competitive evaluation of the total compensation of our executive officers, including the executive officers described in the below compensation tables. FW Cook reports directly to the Compensation Committee and does not perform any other services to the Company. FW Cook provided the Compensation Committee with executive compensation benchmarking trends and external developments, and also provided input on the Company’s and Esquire Bank’s overall compensation program and monitored their short-term and long-term incentive plans for best practices and market competitiveness.

Before engaging a compensation consultant, the Compensation Committee considers the independence of the compensation consultant. The Compensation Committee concluded that FW Cook was independent and had no conflicts of interest with respect to its engagement.

Summary Compensation Table.  The table below summarizes for the years ended December 31, 2023 and 2022 the total compensation paid to or earned by our CEO and President and our two other most highly compensated officers. Each individual listed in the table below is referred to as a NEO.

Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($)	All Other Compensation ($) (2)	Total ($)

Andrew C. Sagliocca	2023	$ 700,000	$ 1,000,000	$ 1,304,640	-	$ 72,260	$ 3,076,900
Vice Chairman, Chief Executive Officer and President	2022	$ 672,404	$ 750,000	$ 1,057,500	-	$ 54,081	$ 2,533,985

Eric S. Bader	2023	$ 575,000	$ 500,000	$ 652,320	-	$ 63,026	$ 1,790,346
Executive Vice President and Chief Operating Officer	2022	$ 550,000	$ 375,000	$ 528,750	-	$ 51,856	$ 1,505,606

Ari P. Kornhaber	2023	$ 575,000	$ 650,000	$ 724,800	-	$ 68,716	$ 2,018,516
Executive Vice President, Head of Corporate Development	2022	$ 550,000	$ 375,000	$ 528,750	-	$ 51,929	$ 1,505,679
(1)	These amounts represent restricted stock awards granted to the named executive officers in December 2023 and December 2022. The per share fair value under ASC Topic 718 of each share of restricted stock awarded was $48.32 and $42.30 on December 15, 2023 and December 19, 2022, respectively, the dates of grant.
(2)	The amounts in this column represent all other compensation not reported in prior columns in this table, including perquisites, the aggregate value of which exceeds $10,000. This column consists of medical, dental, vision disability, life, AD&D, car allowances or other benefits.

Compensation Policies and Procedures

Compensation Philosophy.  The Company’s ability to attract and retain talented employees and executives with skills and experience is essential to providing value to its stockholders.  The Company seeks to provide fair and competitive compensation to its employees by providing the type and amount of compensation consistent with our peers.  We also seek to drive performance through aligning our executives’ interest with stockholders with appropriate equity awards.

Compensation Best Practices.  Our compensation program is designed to retain and reward our NEOs by aligning their compensation with short-term and long-term performance.  Toward that end, we use the following compensation best practices:

●	Our cash-based bonus payments are tied to both financial and non-financial performance measures;
●	Our perquisites and personal benefits are limited to those that support a documented business purpose;
●	We use appropriate peer groups when establishing compensation; and
●	We balance short and long-term incentives.

Compensation Peer Group.  The Compensation Committee worked with FW Cook to construct a peer group of comparable banking companies with assets at the time of selection generally between $450 million and $4.2 billion and payment processing companies with revenue at the time of selection generally between $25 million and $250 million that have similar needs for executive talent. The Compensation Committee reviews the compensation of executives in the peer group at least once per year as a source of information when benchmarking executive pay and Board compensation.

The 2023 peer group was as follows:

BM Technologies, Inc.	Medallion Financial Corp.
Cantaloupe, Inc.	Meridian Corporation
Cass Information Systems, Inc.	Metropolitan Bank Holding Corp.
Coastal Financial Corporation	Northeast Bank
Community West Bancshares	Provident Bancorp, Inc.
First Business Financial Services, Inc.	Richmond Mutual Bancorporation, Inc.

Although the decisions regarding executive compensation levels are guided by the information provided from the peer group data, the Compensation Committee does not commit to setting our executive pay levels at any particular percentile of the peer group and also takes into account the prevailing economic environment, individual performance, experience, the current financial condition of the Company and applicable succession and retention considerations.

Compensation Program Elements.  The Compensation Committee, with the assistance of our compensation consultant, when engaged, has incorporated the following elements into the compensation program to meet the documented compensation philosophy:

●	Cash based salary and employment benefits that are competitive with our peers;
●	Cash based bonuses, directly linking pay to both Company and individual performance;
●	An equity plan designed to align the executives’ interest with the Company’s stockholders in achieving long-term performance; and
●	Limited perquisites based on demonstrated business purpose.

While the Compensation Committee and the Board do not use strict numerical formulas to determine changes in compensation for the CEO and other NEOs, and while they weigh a variety of different factors in their deliberations, both company-wide and individually-based performance objectives are used in determining the compensation of the CEO and other NEOs.  Company-wide performance objectives emphasize earnings, profitability, asset quality, return on assets and return on equity, which are customarily used by similarly-situated financial institutions in measuring performance.  Individually-based performance objectives include non-quantitative factors considered by the Compensation Committee and the Board such as general management oversight of the Company, the productivity of employees and execution of Esquire Bank’s Strategic Plan.

Position Descriptions

The Company has outlined the following position descriptions and key responsibilities for our three NEOs:

●	Andrew C. Sagliocca - Vice Chairman, Chief Executive Officer and President - The primary functions of Mr. Sagliocca are to lead our Company and management team in accordance with our Capital & Strategic Plan and operating / capital budgets, as approved by the Board. The CEO’s key responsibilities include developing, recommending, and executing on our long-term strategy and vision for the Company that leads to creation of stakeholder value, developing and recommending to the Board annual Capital & Strategic Plans as well as budgets that support the Company’s long-term strategy while consistently striving to achieve the Company’s financial and operating goals and objectives.

●	Eric S. Bader - EVP and Chief Operating Officer - The primary functions of Mr. Bader span across his multiple roles. As COO, Mr. Bader is responsible for the execution of business strategies and annual budgets as approved by the Board and is tasked with overseeing the day-to-day administrative and operational functions of the Company and the associated department heads. Mr. Bader also manages the Company’s treasury function and is responsible for overall cash management, investment portfolio management, liquidity management, quarterly ALM modeling (including stress testing and back testing), and the associated risk and compliance management. Additional responsibilities include risk and compliance oversight and treasury management of the Company’s payment processing platform.

●	Ari P. Kornhaber - EVP, Head of Corporate Development - The primary function of Mr. Kornhaber is to establish and execute the Company’s business development strategy with a primary focus on its national litigation vertical. The responsibilities of the EVP, Head of Corporate Development include, but are not limited to: managing our overall brand image and digital marketing content creation for our national litigation vertical; establishing and managing relationships with our state and national trial associations; training and daily management of our newly hired senior regional business development officers (“BDOs”); prospecting potential law firms as future clients (with the direct assistance of our regional BDOs and national digital marketing efforts) for our litigation lending and depository products and services nationally; managing key law firm client relationships; and an extensive travel schedule associated with the above tasks. As a key component to our national litigation vertical and his above responsibilities, Mr. Kornhaber is also a keynote speaker at various state and national trial lawyer association events/conferences nationally as well as presenting via online webinars, webcasts, and podcasts.

Bonuses

During the budgeting process at the end of each year, the Board allocates a bonus pool for potential allocation to all employees, including the NEOs, to be distributed at the end of the following year. At the end of the year, the CEO and President evaluates the performance of the executive officers, including the NEOs (other than himself), and recommends bonus amounts to the Compensation Committee of the Board. The Compensation Committee determines the bonus amount awarded to the CEO and President and reviews and approves the bonuses awarded to the other NEOs. As further described above, the cash-based bonus payments are tied to both Company and individual performance measures, including financial and non-financial performance measures.

Updates to 2024 Compensation Program

We are a “smaller reporting company” as defined by SEC regulations. As a result, we are not required to include comprehensive disclosure of compensation plans in the form of Compensation Discussion and Analysis in this Proxy Statement.

We are providing, voluntarily, certain of the information that would typically be contained in a Compensation Discussion and Analysis section in an effort to provide our shareholders with additional information regarding our newly adopted 2024 executive compensation program, which will improve strategic and shareholder alignment and provide context for your consideration of our advisory ‘Say on Pay’ proposal.

2024 Annual Incentive Plan (“AIP”):

The Compensation Committee has approved the 2024 AIP for our executive officers, including our NEOs, which will be based on performance against a scorecard of pre-established financial targets and strategic priorities approved by the Compensation Committee each year. Performance against corporate financial targets will make up 75% of the scorecard, while performance against strategic priorities will make up 25% of the scorecard. Individual executives’ AIP targets will be expressed as a percentage of base salary, and actual annual incentive payouts will range from 0% to 150% based on annual performance, following the certification of annual incentive scorecard metrics. Annual incentives will not be earned unless pre-determined performance goal thresholds are achieved over the annual period.

2024 Long-Term Incentive Plan (“LTIP”):

The Compensation Committee has also approved the 2024 LTIP, which provides an opportunity for our executive officers, including our NEOs, to be granted a balanced mix of performance share units (50% of total long-term incentive grant value) and restricted share units (50% of total long-term incentive grant value). Payouts of performance share units will be based on performance against pre-established financial targets over a three-year performance period, as approved by the Compensation Committee for each grant. Actual performance share unit payouts will range from 0% to 150% following the certification of performance results. The performance share units will not be earned unless pre-determined performance goal thresholds are achieved over the performance period. The restricted share units vest over six years with a third vesting after years four, five, and six.

Employment Agreements

The Company and Bank have jointly entered into an employment agreement, dated October 1, 2015, with Andrew C. Sagliocca, our CEO and President, with an initial term of three years, and have also entered into employment agreements with Eric S. Bader, our EVP and COO, and with Ari Kornhaber, our EVP and Head of Corporate Development, each dated October 1, 2015 and each with an initial term of two years. The agreements provide for daily automatic extensions, unless the executives’ are provided with written notice of the discontinuance of such automatic extensions, in which event the agreement shall expire at the end of 36 months (24 months with respect to Mr. Bader’s and Kornhaber’s agreement) following the date of the non-extension notice. Under the employment agreements, the 2024 base salary for Messrs. Sagliocca, Bader, and Kornhaber is $725,000, $600,000, and $600,000, respectively. The base salaries are reviewed at least annually and may be increased but not decreased. In addition to the base salary, each agreement provides that the executive will receive all benefits provided to full-time employees of the Company or Bank.  Further, if equity awards are granted in any calendar year under any Company equity compensation plan, the employment agreements provide that the executives shall receive the following:  Mr. Sagliocca will receive an award equal to no less than the greater of  (i) 12.5% of the total number of such type of awards granted during such calendar year under such equity plans, or (ii) 50% of the total number of such type of awards granted during such calendar year to the Company’s Executive Chairman under all such plans; and Mr. Bader and Mr. Kornhaber will each receive an award equal to no less than 50% of the total number of such awards granted to the CEO. Additionally, under the agreements, the executives will receive monthly automobile allowances and a life insurance policy in an amount equal to at least three (3) times, in the case of Mr. Sagliocca, and two (2) times, in the case of Messrs. Bader and Kornhaber, of the executive’s average (i) base salary and (ii) bonus payable under the bonus plan for the prior two full calendar years.

The agreements permit the Company or Bank to terminate the executive’s employment for cause (as defined in the agreement) at any time. In the event we choose to terminate an executive’s employment  for reasons other than for cause, his death or disability or his retirement (as defined in the agreement), or in the event of the executive’s resignation from the Company or Bank for “good reason” upon (a) failure to be reappointed to his current office, (b) a material change in his functions, duties or responsibilities, (c) the relocation of the executive’s principal place of employment by more than 30 miles, (d) a determination not to renew the term of the agreement, or (e) a breach of the agreement by the Company or Bank, then in any such event, the executive, would be entitled to receive a cash severance payment. The cash severance payment would be an amount equal to (A) the greater of: (i) his base salary payable during the remaining term of the agreement or (ii) 100% of his base salary as of the termination date, plus (B) the dollar amount of his bonus paid to the executive for the most recently completed calendar year multiplied by the greater of  (i) the number of full and partial years in the remaining term of the agreement or (ii) one (1). In addition, each executive would be entitled to continue to receive for a period of eighteen (18) months (the “COBRA period”) continuing medical and dental insurance coverage provided to former employees of the Company or Bank at no cost to the executive. Each executive also will be entitled to a lump sum cash payment payable within 30 days following his termination equal to the sum of the estimated cost of medical and dental coverage from the last day of the COBRA period through the remaining term of the agreement plus the expense of converting his Company-paid life insurance to an individual life insurance policy.

In the event that after the occurrence of a change in control, one of the executive’s employment is (i) involuntarily terminated within 24 months (other than for Cause), (ii) terminated by him for good reason within 24 months, or (iii) terminated by him for any reason (other than good reason) within 12 months, then the Company or Bank will pay him a cash payment equal to 2.99 times of his average annual compensation in the case of Mr. Sagliocca (two (2) times in the case of Messrs. Bader and Kornhaber) over the five most recently completed calendar years. Such payment will be made to him within 30 days following his termination of employment. In addition, each executive will be entitled to the same continuation of health care coverage provided in the immediately preceding paragraph, as well as the cash lump sum payment to equal to the estimated cost of his and his family’s medical and dental coverage from the last day of the COBRA period through the remaining term of the agreement plus the expense of converting his Company-paid life insurance to an individual life insurance policy. If the payment and benefits payable to an executive following a change in control would result in an excess parachute and excise taxes payable by the executive, the Company and or Esquire Bank will promptly pay or reimburse the executive for such taxes, as well as any other federal, state or local taxes that result from the Company’s or Bank’s payment of such taxes.

In exchange for Esquire Bank’s and Company’s promises under the employment agreements, each executive agrees that in the event of his termination under the employment agreement, other than due to disability or a change in control, for a period of one year following such termination he will not compete with, or solicit employees or customers, suppliers vendors of the Company or Esquire Bank to terminate, reduce, limit or change their business relationship with the Company or Esquire Bank, and further will not disclose confidential information or disparage the Company or Bank.

Incentive Compensation Plans

2019 Equity Incentive Plan. On May 30, 2019, the stockholders of the Company approved its 2019 Equity Incentive Plan. The 2019 Equity Incentive Plan authorizes the issuance of up to 300,000 shares of the Company’s common stock pursuant to grants of restricted stock, restricted stock units, stock options, including incentive stock options and non-qualified stock options, any of which may vest based either on the passage of time or achievement of performance, or a combination of each, to officers, employees, directors and service providers of the Company and Esquire Bank. No more than 200,000 shares may be granted as restricted stock awards and restricted stock units. As of April 1, 2024, options to purchase 94,217 shares of common stock have been granted (and are outstanding) to officers, directors, and others, and 200,000 shares of restricted stock have been granted to directors and executive officers. Substantially all shares have been granted under the 2019 Equity Incentive Plan.

Unless otherwise provided in an award agreement, in the event of a participant’s termination of service for any reason other than disability, death or termination for cause, then (i) any stock options will be exercisable only as to those awards that were immediately exercisable at the date of termination, and may be exercised only for a period of three months following termination, and (ii) any restricted stock awards and restricted stock units that have not vested as of the date of termination of service will expire and be forfeited.

In the event of termination for cause, all stock options granted that have not been exercised and all restricted stock awards and restricted stock units that have not vested will expire and be forfeited. Unless otherwise provided in an award agreement, upon termination of service due to death or disability, or upon an involuntary termination of employment following a change in control, all stock options will be exercisable as to all shares subject to an outstanding award, whether or not then exercisable, and restricted stock awards and restricted stock units will become fully vested at the date of termination of service. Stock options may be exercised for a period of one year following such termination of service. Under the Internal Revenue Code of 1986, as amended (“Code”), no stock option shall be eligible for treatment as an incentive stock option in the event such option is exercised more than one year following termination of service due to disability, and in order to obtain incentive stock option treatment by heirs or devisees of the stock option holder, the stock option holder’s death must have occurred while employed or within three months of termination of service.

2021 Equity Incentive Plan. On May 27, 2021, the stockholders of the Company approved its 2021 Equity Incentive Plan. The 2021 Equity Incentive Plan authorizes the issuance of up to 400,000 shares of the Company’s common stock pursuant to grants of restricted stock, restricted stock units, stock options, including incentive stock options and non-qualified stock options, any of which may vest based either on the passage of time or achievement of performance, or a combination of each, to officers, employees, directors and service providers of the Company and Esquire Bank. No more than 300,000 shares may be granted as restricted stock awards and restricted stock units. As of April 1, 2024, options to purchase 103,317 shares of common stock have been granted (and are outstanding) to officers, directors, and others, 269,592 shares of restricted stock have been granted to directors and executive officers and 25,542 shares remain available for grant under the 2021 Equity Incentive Plan, all of which can be granted as restricted shares.

Unless otherwise provided in an award agreement, in the event of a participant’s termination of service for any reason other than disability, death or termination for cause, then (i) any stock options will be exercisable only as to those awards that were immediately exercisable at the date of termination, and may be exercised only for a period of three months following termination, and (ii) any restricted stock awards and restricted stock units that have not vested as of the date of termination of service will expire and be forfeited.

In the event of termination for cause, all stock options granted that have not been exercised and all restricted stock awards and restricted stock units that have not vested will expire and be forfeited. Unless otherwise provided in an award agreement, upon termination of service due to death or disability or upon an involuntary termination of employment following a change in control, all stock options will be exercisable as to all shares subject to an outstanding award, whether or not then exercisable, and restricted stock awards and restricted stock units will become fully vested at the date of termination of service. Stock options may be exercised for a period of one year following such termination of service. Under the Code, no stock option shall be eligible for treatment as an incentive stock option in the event such option is exercised more than one year following termination of service due to disability, and in order to obtain incentive stock option treatment by heirs or devisees of the stock option holder, the stock option holder’s death must have occurred while employed or within three months of termination of service.

These equity plans are overseen and administered by the Compensation Committee, which has authority to make grants under the plan and to determine the types of awards and the number of shares of stock subject to any award, in its discretion. The Compensation Committee has full and exclusive power within the limitations set forth in the plans to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; and interpreting and otherwise construing the plans.

Outstanding Equity Awards at Fiscal Year End

The following table shows stock awards outstanding for each of our NEOs as of December 31, 2023.

	Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date	Grant Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested (2) ($)
Andrew C. Sagliocca	8/1/2014	10,000	-	12.50	8/1/2024	1/23/2018	5,000	(3)	249,800
	9/1/2015	26,677	-	12.50	9/1/2025	12/10/2018	10,000	(4)	499,600
	9/1/2016	58,250	-	12.50	9/1/2026	12/19/2019	21,667	(5)	1,082,483
						12/16/2020	34,000	(6)	1,698,640
						12/9/2021	30,450	(7)	1,521,282
						12/19/2022	25,000	(8)	1,249,000
						12/15/2023	27,000	(9)	1,348,920
Eric S. Bader	8/1/2014	6,550	-	12.50	8/1/2024	1/23/2018	2,500	(3)	124,900
	9/1/2015	17,785	-	12.50	9/1/2025	12/10/2018	5,000	(4)	249,800
	9/1/2016	29,125	-	12.50	9/1/2026	12/19/2019	10,834	(5)	541,267
						12/16/2020	17,000	(6)	849,320
						12/9/2021	15,225	(7)	760,641
						12/19/2022	12,500	(8)	624,500
						12/15/2023	13,500	(9)	674,460
Ari P. Kornhaber	8/1/2014	10,000	-	12.50	8/1/2024	1/23/2018	2,500	(3)	124,900
	9/1/2015	8,892	-	12.50	9/1/2025	12/10/2018	5,000	(4)	249,800
	5/2/2016	7,500	-	12.50	5/2/2026	12/19/2019	10,834	(5)	541,267
	9/1/2016	29,125	-	12.50	9/1/2026	12/16/2020	17,000	(6)	849,320
						12/9/2021	15,225	(7)	760,641
						12/19/2022	12,500	(8)	624,500
						12/15/2023	15,000	(9)	749,400
(1)	All stock option awards are fully vested.
(2)	Amounts shown are based on the fair market value of Esquire Financial common stock on December 31, 2023 of $49.96.
(3)	Vest over six years, one third in each year commencing on January 23, 2022.
(4)	Vest over six years, one third in each year commencing on December 10, 2022.
(5)	Vest over six years, one third in each year commencing on December 19, 2023.
(6)	Vest over six years, one third in each year commencing on December 16, 2024.
(7)	Vest over six years, one third in each year commencing on December 9, 2025.
(8)	Vest over six years, one third in each year commencing on December 19, 2026.
(9)	Vest over six years, one third in each year commencing on December 15, 2027.

Pay Versus Performance

Pay Versus Performance Table. The table below provides for the years ended December 31, 2023, 2022 and 2021, the compensation for our NEOs for the past three years as set forth in the Summary Compensation Table, the Compensation Actually Paid to our CEO and, on an average basis, our Non-CEO NEOs, our Total Shareholder Return (“TSR”), and our Net Income.

Value of
Initial Fixed
			Average		$100
			Summary	Average	Investment
	Summary		Compensation	Compensation	Based On
	Compensation	Compensation	Table Total	Actually Paid	Total
	Table Total	Actually Paid	for Non-CEO	to Non-CEO	Shareholder	Net
Year	for CEO(1)	to CEO(2)	NEOs(3)	NEOs(4)	Return	Income
2023	$ 3,076,900	$ 4,065,937	$ 1,904,431	$ 2,400,180	$ 264	$ 41,010,649
2022	$ 2,533,985	$ 4,168,117	$ 1,505,643	$ 2,322,709	$ 227	$ 28,518,378
2021	$ 2,244,563	$ 3,645,142	$ 1,332,946	$ 2,033,235	$ 164	$ 17,925,228
(1)	Our CEO for each year presented is Andrew C. Sagliocca.
(2)	These amounts represent the exclusions and inclusions of certain amounts for the CEO as set forth in the table below.
(3)	The individuals comprising the Non-CEO NEOs for each year presented are Eric S. Bader and Ari P. Kornhaber.
(4)	These amounts represent the exclusions and inclusions of certain amounts for the Non-CEO NEOs as set forth in the table below.

Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the CEO and the Non-CEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards column are the totals from the Stock Awards column set forth in the Summary Compensation Table.

	Summary			Compensation
	Compensation Table	Exclusion of Stock	Inclusion of Equity	Actually Paid to
Year	Total for CEO ($)	Awards for CEO ($)	Awards for CEO ($)	CEO ($)
2023	$ 3,076,900	$ 1,304,640	$ 2,293,677	$ 4,065,937
2022	$ 2,533,985	$ 1,057,500	$ 2,691,632	$ 4,168,117
2021	$ 2,244,563	$ 945,168	$ 2,345,747	$ 3,645,142

	Average Summary			Average
	Compensation Table	Average Exclusion of	Average Inclusion of	Compensation
	Total for Non-CEO	Stock Awards for	Equity Awards for	Actually Paid to
Year	NEOs ($)	Non-CEO NEOs ($)	Non-CEO NEOs ($)	Non-CEO NEOs ($)
2023	$ 1,904,431	$ 688,560	$ 1,184,309	$ 2,400,180
2022	$ 1,505,643	$ 528,750	$ 1,345,816	$ 2,322,709
2021	$ 1,332,946	$ 472,584	$ 1,172,873	$ 2,033,235

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

	Year-End Fair		Change in Fair
	Value of Equity	Change in Fair	Value from Last	Value of Dividends
	Awards Granted	Value from Last	Day of Prior Year	or Other Earnings
	During Year That	Day of Prior Year	to Vesting Date of	Paid on Stock or
	Remained	to Last Day of	Unvested Equity	Option Awards
	Unvested as of	Year of Unvested	Awards that	Not Otherwise	Total - Inclusion of
	Last Day of Year	Equity Awards for	Vested During	Included for	Equity Values for
Year	for CEO ($)	CEO ($)	Year for CEO ($)	CEO ($)	CEO ($)
2023	$ 1,348,920	$ 844,984	$ 99,773	$ -	$ 2,293,677
2022	$ 1,081,500	$ 1,492,932	$ 117,200	$ -	$ 2,691,632
2021	$ 959,175	$ 1,386,572	$ -	$ -	$ 2,345,747

	Average Year-End Fair		Average Change in Fair	Average Value of
	Value of Equity	Average Change in Fair	Value from Last	Dividends
	Awards Granted	Value from Last	Day of Prior Year	or Other Earnings
	During Year That	Day of Prior Year	to Vesting Date of	Paid on Stock or
	Remained	to Last Day of	Unvested Equity	Option Awards	Total - Average
	Unvested as of	Year of Unvested	Awards that	Not Otherwise	Inclusion of
	Last Day of Year	Equity Awards	Vested During	Included	Equity Values for
	for Non-CEO	for Non-CEO	Year for Non-CEO	for Non-CEO	for Non-CEO
Year	NEOs ($)	NEOs ($)	NEOs ($)	NEOs ($)	NEOs ($)
2023	$ 711,930	$ 422,495	$ 49,884	$ -	$ 1,184,309
2022	$ 540,750	$ 746,466	$ 58,600	$ -	$ 1,345,816
2021	$ 479,588	$ 693,285	$ -	$ -	$ 1,172,873

Relationship Between Compensation Actually Paid and Performance Measures

We believe the tables above demonstrate the alignment between the compensation actually paid to our NEOs and the Company’s performance measures.

The following charts provide the relationship between Compensation Actually Paid to our CEO, the average of Compensation Actually Paid to our other NEOs, the Company’s total TSR, and the Company’s net income over the three most recently completed fiscal years.

Compensation Actually Paid
vs. Net Income
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$50,000
$40,000
$30,000
$20,000
$10,000
$0
Net Income (in thousands)
$3,645
$2,033
$17,925
$4,168
$2,323
$28,518
$4,066
$2,400
$41,011
2021
2022
2023
Compensation Actually Paid to CEO (in thousands)
Average Compensation Actually Paid to Non-CEO NEOs (in thousands)
Net Income (in thousands)

Director Compensation

The following table sets forth for the year ended December 31, 2023 certain information as to total compensation paid to non-employee directors. Mr. Sagliocca did not receive any additional compensation for service on our Board or Esquire Bank’s Board.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1) (3)	Option Awards ($)(2)	Total ($)
Anthony Coelho	202,000	195,020	-	397,020
Todd Deutsch	73,000	80,018	-	153,018
Marc Grossman (4)	22,833	-	-	22,833
Russ M. Herman (4)	22,833	-	-	22,833
Joseph Melohn	52,000	80,018	-	132,018
Robert J. Mitzman	76,000	80,018	-	156,018
Richard T. Powers	78,000	80,018	-	158,018
Kevin C. Waterhouse	83,000	80,018	-	163,018
Selig Zises	70,000	80,018	-	150,018

(1)	These amounts represent restricted stock awards granted to certain directors in December 2023. The stock awards were granted on December 15, 2023 at a per share fair value of $48.32 as determined under ASC Topic 718.
(2)	At December 31, 2023, Directors Coelho, Deutsch, Grossman, Herman, Mitzman, Powers, Waterhouse and Zises held 42,231, 23,750, 14,250, 1,584, 42,231, 3,000, 9,750, and 0 outstanding stock options, respectively.
(3)	At December 31, 2023, Directors Coelho, Deutsch, Grossman, Herman, Melohn, Mitzman, Powers, Waterhouse and Zises held 23,037, 7,174, 1,334, 1,501, 2,656, 9,407, 7,906, 4,073, and 7,906 unvested restricted stock awards, respectively.
(4)	Directors Russ M. Herman and Marc Grossman discontinued service on the Board upon the expiration of their terms at the 2023 Annual Meeting.

Director Fees

In 2023, the Compensation Committee restructured director pay to place all compensation for Board and committee service on a retainer-only basis, eliminating Board and committee meeting fees. Beginning in 2023, for each calendar year of service on the Board, each non-employee director receives an annual cash retainer of $50,000. Additional retainers are as follows:

●	Audit Committee Chair: an additional cash retainer of $15,000

●	Compensation Committee Chair: an additional cash retainer of $12,000
●	Nominating and Corporate Governance Committee Chair: an additional cash retainer of $10,000
●	Loan Committee Chair: an additional cash retainer of $15,000
●	Strategic Committee Chair: an additional cash retainer of $12,000
●	Committee Member: an additional cash retainer of $5,000 (for each committee)
●	Non-Executive Board Chair: an additional annual cash retainer of $125,000 and a $115,000 restricted stock award

In addition, each non-employee director annually receives equity compensation in the form of a restricted stock award valued at $80,000, as described in the above table.

Transactions With Certain Related Persons

Policies and Procedures Regarding Related Party Transactions

Transactions by the Company or Esquire Bank with related parties are subject to certain regulatory requirements and restrictions, including Sections 23A and 23B of the Federal Reserve Act (which govern certain transactions by Esquire Bank with its affiliates) and the Federal Reserve’s Regulation O (which governs certain loans by Esquire Bank to its executive officers, directors, principal stockholders and their related interests).

Under applicable Securities and Exchange Commission and NASDAQ listing rules, related party transactions are transactions in which we are a participant, the amount involved exceeds $120,000 and a related party has or will have a direct or indirect material interest. Related parties of the Company include directors (including nominees for election as directors), executive officers, greater than five percent stockholders and the immediate family members of these persons. Related party transactions will be referred for approval or ratification to our Corporate Governance and Nominating Committee. In determining whether to approve a related party transaction, this Committee will consider, among other factors, the fairness of the proposed transaction, the direct or indirect nature of the related party’s interest in the transaction, the appearance of an improper conflict of interest for any director or executive officer taking into account the size of the transaction and the financial position of the related party, whether the transaction would impair an outside director’s independence, the acceptability of the transaction to our regulators and the potential violations of other corporate policies.

Banking Relationships

We have engaged, and expect to engage in the future, in banking transactions in the ordinary course of business with directors, officers, principal stockholders and their associates and/or immediate family members, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with persons not related to us and that do not involve more than the normal risk of collectability or present other unfavorable features.

At December 31, 2023, the aggregate amount of extensions of credit to our directors, executive officers, principal stockholders and their associates totaled $0.  At December 31, 2023, unfunded commitments totaled $0. As of April 29, 2021, as a matter of policy, Esquire Bank ceased making new loans and extensions of credit available to its insiders of Esquire Bank and their related interests.

PROPOSAL II—APPROVAL OF THE ESQUIRE FINANCIAL HOLDINGS, INC.

2024 EQUITY INCENTIVE PLAN

Overview

The Company’s Board of Directors unanimously recommends that stockholders approve the Esquire Financial Holdings, Inc. 2024 Equity Incentive Plan (referred to in this proxy statement as the “2024 Equity Plan” or the “Plan”). The 2024 Equity Plan will become effective on May 30, 2024 (the “Plan Effective Date”) if stockholders approve the Plan on that date. No awards have been made under the 2024 Equity Plan. The Esquire Financial Holdings, Inc. 2021 Equity Incentive Plan and Esquire Financial Holdings, Inc. 2019 Equity Incentive Plan (collectively, the “2021 and 2019 Equity Plans”) are the only current plans pursuant to which equity incentive awards may be granted, and as of December 31, 2023 there are only 24,744 shares under the 2021 and 2019 Equity Plans that remain available for issuance as equity incentive awards.

No awards may be granted under the 2024 Equity Plan after the day immediately before the tenth anniversary of the Plan Effective Date. However, awards outstanding under the 2024 Equity Plan at that time will continue to be governed by the 2024 Equity Plan and the award agreements under which they were granted.

Best Practices

The 2024 Equity Plan reflects the following equity compensation plan best practices:

➢	The Plan limits the maximum value of shares that may be issued to any one non-employee director in any calendar year;

➢	The Plan provides for a minimum vesting requirement of one year for at least ninety-five percent (95%) of equity-based awards granted to employees, unless accelerated due to death, disability or an involuntary termination of service at or following a change in control;

➢	The Plan does not provide for accelerated vesting upon retirement;

➢	Under the Plan, performance goals may be established by the Compensation Committee (the “Committee”) in connection with the grant of any award;

➢	The Plan prohibits grants of stock options with a below-market exercise price;

➢	The Plan prohibits repricing of stock options and cash buyout of underwater stock options without prior stockholder approval;

➢	The Plan does not permit the payment of dividends or dividend equivalent rights on stock options;

➢	The Plan provides that no cash dividends shall be paid with respect to any Restricted Stock Awards, or with respect to dividend equivalent rights on restricted stock units, unless and until the Participant vests in the underlying award;

➢	The Plan does not contain a liberal change in control definition;

➢	The Plan does not permit liberal share recycling. Shares withheld to satisfy tax withholding or to pay the exercise price of a stock option will not be available for future grants;

➢	The Plan requires “double trigger” vesting of awards upon a change in control, requiring both a change in control plus an involuntary termination or a resignation for “good reason,” except to extent an acquiror fails or refuses to assume the awards; and

➢	Awards under the Plan are subject to Company’s clawback policies, including under Section 954 of the Dodd-Frank Act, as well as the Company’s trading policy restrictions and hedging/pledging policy restrictions.

The full text of the 2024 Equity Plan is attached as Appendix A to this proxy statement, and the description of the 2024 Equity Plan is qualified in its entirety by reference to Appendix A.

Why The Company Believes You Should Vote to Approve the 2024 Equity Plan

Our Board of Directors believes that equity-based incentive awards will play a key role in the success of the Company by encouraging and enabling employees, officers and non-employee directors of the Company and its subsidiaries, including Esquire Bank  (as used in this section, the Company, Esquire Bank and their respective subsidiaries are collectively referred to as, the “Company”), upon whose judgment, initiative and efforts the Company has depended and continues to largely depend for the successful conduct of its business, to acquire an ownership stake in the Company, thereby stimulating their efforts on behalf of the Company and strengthening their desire to remain with the Company. The details of the key design elements of the 2024 Equity Plan are set forth in the section entitled “Plan Summary,” below.

We view the ability to use Company common stock as part of our compensation program as an important component to our future success because we believe it will enhance a pay-for-performance culture that is an important element of our overall compensation philosophy.  Equity-based compensation will further align the compensation interests of our employees and directors with the investment interests of our stockholders as it promotes a focus on long-term value creation through time-based and/or performance-based vesting criteria.  In this regard, the previous plans under which equity incentive awards can be granted are the 2021 and 2019 Equity Plans, and only 24,744 shares remain under these plans for future grants.

If the 2024 Equity Plan is not approved by stockholders, the Company will have to rely on the cash component of its employee compensation program to attract new employees and to retain our existing employees, which may not align our employees’ interests with the investment interests of the Company’s stockholders.  In addition, if the 2024 Equity Plan is not approved and the Company is not able to use stock-based awards to recruit and compensate its directors, officers and other key employees, it could be at a competitive disadvantage for key talent, which could impede our future growth plans and other strategic priorities. The inability to provide equity-

based awards would likely increase cash compensation expense over time and use up cash that might be better utilized if reinvested in the Company’s business or returned to the Company’s stockholders.

Equity Awards Will Enable Us to Better Compete for Talent in Our Marketplace. Most of our competitors offer equity-based compensation to their employees and non-employee directors. We view the ability to offer equity-based compensation as important to our ability to compete for talent within our highly competitive talent marketplace. If the 2024 Equity Plan is not approved, we will be at a significant disadvantage as compared to our competitors to attract and retain our executives as well as directors and, as noted above, this could impede our ability to achieve our future growth plans and other strategic priorities.

Determination of Shares Available under the 2024 Equity Plan

The Company is requesting approval of a pool of shares of its common stock (referred to in this proxy statement as the “share reserve” or “share pool”) for awards under the 2024 Equity Plan, subject to adjustment as described in the 2024 Equity Plan. The shares of common stock to be issued by the Company under the 2024 Equity Plan will be currently authorized but unissued shares or shares that may subsequently be acquired by the Company, including shares that may be purchased on the open market or in private transactions.

In determining the size of the share pool under the 2024 Equity Plan, the Company considered a number of factors, including: (i) the Company’s historical grant practices as to equity incentive awards; and (ii)  the fact that there are only 24,744 shares available for grants as equity incentive awards under the 2021 and 2019 Equity Plans, which are the only remaining plans under which equity incentive awards can be granted.

Size of Share Pool. The maximum number of shares of stock, in the aggregate, that may be granted under the 2024 Equity Plan as stock options, restricted stock and restricted stock units is 500,000, of which: (i) no more than 500,000 shares may be granted as stock options, and (ii) no more than 400,000 shares may be granted as restricted stock awards and restricted stock units, except as set forth in the following sentence.  If restricted stock or restricted stock units are granted in excess of the 400,000 limit, for each such share of restricted stock or restricted stock unit so granted, the remaining shares available for grant from the share reserve shall be reduced by three (3) for each one (1) share of restricted stock or restricted stock unit that is granted in excess of such limit.

Current Stock Price. The closing price of the Company common stock on the Nasdaq Stock Market LLC on April 1, 2024, was $47.73 per share.

Plan Summary

The following summary of the material terms of the 2024 Equity Plan is qualified in its entirety by reference to the full text of the 2024 Equity Plan, which is attached as Appendix A to this proxy statement.

Purpose of the 2024 Equity Plan. The purpose of the 2024 Equity Plan is to promote the long-term financial success of the Company and its subsidiaries, including Esquire Bank, by providing a means to attract, retain and reward individuals who contribute to that success and to further align their interests with those of the Company stockholders through the ownership of shares of common stock of the Company and/or through compensation tied to the value of the Company’s common stock.

Administration of the 2024 Equity Plan. The 2024 Equity Plan will be administered by the Compensation Committee or such other committee consisting of at least two “Disinterested Board Members” defined as directors who are not, with respect to the Company or any subsidiary: (i) current employees; (ii) former employees who continue to receive compensation (other than through a tax-qualified plan); (iii) officers at any time in the past three years; (iv) do not receive compensation for which disclosure would be required pursuant to Item 404 of Regulation S-K in accordance with the proxy solicitation rules of the Securities and Exchange Commission; and (v) do not possess an interest in any other transaction and or engaged in a business relationship for which disclosure would be required under Item 404(a) of Regulation S-K.  To the extent permitted by law, the Committee may also delegate its authority, including its authority to grant awards, to one or more persons who are not members of the Company’s Board of Directors, except that no such delegation will be permitted with respect to awards to officers who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Eligible Participants. Employees and non-employee members of the Boards of the Company and its subsidiaries, including Esquire Bank, and service providers to the Company and its subsidiaries, will be eligible for selection by the Committee for the grant of awards under the 2024 Equity Plan. As of January 1, 2024, approximately 140 employees of the Company and its subsidiaries, and eight non-employee members of the Company’s Board are eligible to participate in            and receive awards under the Plan. Currently, no service providers are estimated to be eligible for participation under the Plan.

Types of Awards. The 2024 Equity Plan provides for the grant of restricted stock, RSUs, non-qualified stock options (also referred to as “NQSOs”), and incentive stock options (also referred to as “ISOs”), any or all of which can be granted with performance-based vesting conditions.  ISOs may be granted only to employees of the Company’s subsidiaries and affiliates.

Restricted Stock and Restricted Stock Units. A restricted stock award is a grant of common stock to a participant for no consideration, or such minimum consideration as may be required by applicable law. Restricted stock awards under the 2024 Equity Plan will be granted only in whole shares of common stock and will be subject to vesting conditions and other restrictions established by the Committee consistent with the 2024 Equity Plan.  Prior to the awards vesting, unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise voting rights with respect to the common stock subject to the award.  Cash dividends declared on unvested restricted stock awards will be withheld by the Company and distributed to a participant at the same time that the underlying restricted stock vests to the participant. Stock dividends on shares of restricted stock will be subject to the same vesting conditions as those applicable to the restricted stock on which the dividends were paid.

Restricted stock units are similar to restricted stock awards in that the value of an RSU is denominated in shares of common stock. However, unlike a restricted stock award, no shares of stock are transferred to the participant until certain requirements or conditions associated with the award are satisfied. A participant who receives an RSU award will not possess voting rights but may accrue dividend equivalent rights to the extent provided in the award agreement evidencing the award.  If dividend equivalent rights are granted with respect to an RSU award, the dividend equivalent rights will be withheld by the Company and will not be distributed before the underlying RSU settles. At the time of settlement, restricted stock units can be settled in Company common stock or in cash, in the discretion of the Committee.

The Committee will specify the terms applicable to a restricted stock award or an RSU award in the award agreement including the number of shares of restricted stock or number of RSUs, as well as any restrictions applicable to the restricted stock or RSU such as continued service or achievement of performance goals, the length of the restriction period and the circumstances under which the vesting of such award will accelerate.

Stock Options. A stock option gives the recipient the right to purchase shares of common stock at a specified price (referred to as the “exercise price”) for a specified period of time. The exercise price may not be less than the fair market value of the common stock on the date of grant. “Fair Market Value” for purposes of the 2024 Equity Plan means, if the common stock of the Company is listed on a securities exchange, the closing sales price of the common stock on that date, or, if the common stock was not traded on that date, then the closing price of the common stock on the immediately preceding trading date.  If the common stock is not traded on a securities exchange, the Committee will determine the Fair Market Value in good faith and on the basis of objective criteria consistent with the requirements of the Code.  Under the Plan, no stock option can be exercised more than 10 years after the date of grant and the exercise price of a stock option must be at least equal to the fair market value of a share on the date of grant of the option. However, with respect to an ISO granted to an employee who is a shareholder holding more than 10% of the Company’s total voting stock, the ISO cannot be exercisable more than five years after the date of grant and the exercise price must be at least equal to 110% of the fair market value of a share on the date of grant. Stock option awards will be subject to vesting conditions and restrictions as determined by the Committee and set forth in the applicable award agreement.

Grants of stock options under the 2024 Equity Plan will be either ISOs or NQSOs. ISOs have certain tax advantages and must comply with the requirements of Code Section 422. Only employees will be eligible to receive ISOs. One of the requirements to receive favorable tax treatment available to ISOs under the Code is that the 2024 Equity Plan must specify, and the Company stockholders must approve, the number of shares available to be issued as ISOs.  As a result, in order to provide flexibility to the Committee, the 2024 Equity Plan provides that all of the stock options may be issued as ISOs.  Dividend equivalent rights will not be paid with respect to awards of stock options.

Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise: (1) either in cash or with stock valued at fair market value as of the day of exercise; (2) by a “cashless exercise” through a third party; (3) by a net settlement of the stock option using a portion of the shares obtained on exercise in payment of the exercise price; (4) by personal, certified or cashiers’ check; (5) by other property deemed acceptable by the Committee; or (6) by a combination of the foregoing.

Performance Awards. The Committee will specify the terms of any performance awards issued under the 2024 Equity Plan in the accompanying award agreements. Any award granted under the plan, including stock options, restricted stock (referred to herein as a “performance share”) and restricted stock units (referred to herein as a “performance share unit”) may be granted subject to the satisfaction of performance conditions determined by the Committee.  A performance share or performance share unit will have an initial value equal to the fair market value of a share on the date of grant. In addition to any non-performance terms applicable to the performance share or performance share unit, the Committee will set one or more performance goals which, depending on the extent to which they are met, will generally determine the number of performance shares or performance share units that will vest in the participant (unless subject to further time-based vesting conditions). The Committee may provide for payment of earned performance share units in cash, shares of the Company’s common stock, or a combination thereof. The Committee will also specify any restrictions applicable to the performance share or performance share unit award such as continued service, the length of the restriction period (subject to the one-year minimum described above) and whether any circumstances, such as death, disability, or involuntary termination in connection with or following a change in control, shorten or terminate the restriction period.

Performance Measures. A performance objective may be described in terms of company-wide objectives or objectives that are related to a specific subsidiary or business unit of the Company, and may be measured relative to a peer group, an index or business plan and based on absolute measures or changes in measures.  An award may provide that partial achievement of performance measures result in partial payment or vesting of an award.  Achievement of the performance measures may be measured over more than one period or fiscal year.  In establishing performance measures applicable to a performance-based award, the Committee may provide for the exclusion of the effects of certain items, including but not limited to: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) dividends declared on the Company’s stock; (iv) changes in tax or accounting principles, regulations or laws; or (v) expenses incurred in connection with a merger, branch acquisition or similar transaction.  Moreover, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify the performance measures, in whole or in part, as the Committee deems appropriate.

The Committee will specify the period over which the performance goals for a particular award will be measured and will determine whether the applicable performance goals have been met with respect to a particular award following the end of the applicable performance period. Notwithstanding anything to the contrary in the Plan, performance measures relating to any award granted under the Plan will be modified, to the extent applicable, to reflect a change in the outstanding shares of stock of the Company by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of the Company into another corporation, any separation of a corporation or any partial or complete liquidation by the Company or a subsidiary.

Non-Employee Director Limits. The 2024 Equity Plan provides that the grant date fair value of equity awards granted to a non-employee director for any calendar year shall be limited so that the value of the equity awards does not exceed $400,000 (calculating the value of any such Awards based on the grant date fair value for financial reporting purposes).

Employee Grants. At the present time, no specific determination has been made as to the grant or allocation of awards to officers and employees. However, the Committee intends to grant equity awards to senior executives and will meet after stockholder approval is received to determine the specific terms of the awards, including the allocation of awards to officers and employees.

Certain Restrictions with Respect to Awards. No dividend or dividend equivalent rights will be granted or paid with respect to any stock option. Additionally, no dividends or dividend equivalent rights will be paid on unvested awards contemporaneously with dividends paid on shares of the Company’s common stock. Instead, any dividends (or dividend equivalent rights, to the extent granted), with respect to an unvested award will be accumulated or deemed reinvested until such time as the underlying award becomes vested (including, where applicable, upon the achievement of performance goals).

Minimum Vesting Requirements. The Committee will establish the vesting schedule or market or performance conditions of each award at the time of grant.  However, at least 95% of the awards to employees will vest no earlier than one year after the date of grant (excluding, for this purpose, any awards to non-employee directors), unless accelerated due to death, disability or an involuntary termination of service at or following a change in control.

Adjustments. The Committee will make equitable adjustments in the number and class of securities available for issuance under the 2024 Equity Plan (including under any awards then outstanding), the number and type of securities subject to the individual limits set forth in the 2024 Equity Plan, and the terms of any outstanding award, as it determines are necessary and appropriate, to reflect any merger, reorganization, consolidation, recapitalization, reclassification, stock split, reverse stock split, spin-off combination, exchange of shares, distribution to stockholders (other than an ordinary cash dividend), or similar corporate transaction or event.

Termination of Service. Subject to certain exceptions, generally, if a participant ceases to perform services for the Company and its subsidiaries: (i) a participant will immediately forfeit any restricted stock, RSUs, performance shares and performance share units that were not vested on the date of termination; (ii) all of the participant’s stock options that were exercisable on the date of termination will remain exercisable for, and shall otherwise terminate at the end of, a period of three months after the date of termination, but in no event after the expiration date of the stock options; and (iii) all of the participant’s stock options that were not exercisable on the date of termination will be forfeited immediately upon termination. In the event of a participant’s termination of service due to death, disability (as defined in the plan), retirement after age 72, or age 80, for directors, or involuntary termination at or following a change in control, the participant or the participant’s beneficiary, as applicable, has up to one year to exercise outstanding stock options, provided that the period does not exceed the stock option award’s original term.

Change in Control. Unless the Committee provides otherwise in the award agreement, any time-based vesting requirement applicable to an award will be deemed satisfied in full in the event that (i) both a change in control occurs and a participant has an involuntary termination of service (including a resignation for good reason) with the Company or (ii) the surviving entity in the change in control does not assume or replace the award with a comparable award issued by the surviving entity. With respect to an award that is subject to one or more performance objectives, unless the Committee specifies otherwise in the award agreement, in the event of a change in control and involuntary termination of service (including a resignation for good reason) or in the event that the surviving entity fails to assume the award, achievement of the performance objective will be deemed achieved at the greater of the target level of performance or actual annualized performance measured as of the most recent completed fiscal quarter.

Transferability. Generally, awards granted under the 2024 Equity Plan are not transferable prior to death, except in limited circumstances with respect to stock options. Unless otherwise determined by the Committee, stock options, including ISOs, are transferable to certain grantor trusts established by the participant in which the participant is the sole beneficiary or between spouses’ incident to divorce, in the latter case, however, any ISOs so transferred will become NQSOs.  In the Committee’s sole discretion, an individual may transfer non-qualified stock options to certain family members or to a trust or partnership established for the benefit of such family member or to a charitable organization, in each case, provided no consideration is paid to the participant in connection with the transfer.  However, a participant may designate a beneficiary to exercise stock options or receive any rights that may exist upon the participant’s death with respect to awards granted under the 2024 Equity Plan.  Any transferee is subject to the terms and conditions of the Plan and applicable award agreement.

Amendment and Termination. The Board of Directors may at any time amend or terminate the 2024 Equity Plan, and the Board of Directors or the Committee may amend any award agreement for any lawful purpose, but no such action may materially adversely affect any rights or obligations with respect to any awards previously granted under the 2024 Equity Plan, except to the extent described herein.  The Board of Directors or Committee may also amend the 2024 Equity Plan or an outstanding award agreement to conform the plan or award agreement to applicable law (including but not limited to Code Section 409A) or to avoid an accounting treatment resulting from an accounting pronouncement or interpretation issued by the SEC or Financial Accounting Standards Board after adoption of the plan or the grant of the award, which may materially and adversely affect the financial condition or operations of the Company.  Neither the Board of Directors nor the Committee can reprice a stock option without prior stockholder approval, except in accordance with the adjustment provisions of the 2024 Equity Plan (as described above).  Notwithstanding the foregoing any amendment that would materially (i) increase the benefits available under the Plan, (ii) increase the aggregate number of securities under the Plan, or (iii) materially modify the requirements for participation in the Plan must be approved by the Company’s stockholders.

Certain Federal Income Tax Consequences

The following is intended only as a brief summary of the federal income tax rules relevant to the primary types of awards available for issuance under the 2024 Equity Plan and is based on the terms of the Code as currently in effect. The applicable statutory provisions are subject to change in the future (possibly with retroactive effect), as are their interpretations and applications. Because federal income tax consequences may vary as a result of individual circumstances, participants are encouraged to consult their personal tax advisors with respect to their tax consequences. The following summary is limited only to United States federal income tax treatment. It does not address state, local, gift, estate, social security or foreign tax consequences, which may be substantially different.

Restricted Stock Awards. A participant generally will recognize taxable ordinary income upon the receipt of shares as a stock award or restricted stock award if the shares are not subject to a “substantial risk of forfeiture,” which is generally considered to require the performance of substantial future services. The income recognized will be equal to the fair market value of the shares at the time of receipt less any purchase price paid for the shares. If the shares are subject to a substantial risk of forfeiture, the participant generally will recognize taxable ordinary income when the substantial risk of forfeiture lapses. If the substantial risk of forfeiture lapses in installments over several years, the participant will recognize income in each year in which the substantial risk of forfeiture lapses as to that installment. The income recognized upon lapse of a substantial risk of forfeiture will be equal to the fair market value of the shares determined as of the time that the substantial risk of forfeiture lapses less any purchase price paid for the shares.  The Company generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant, subject to the requirements of Section 162(m) of the Code (“Section 162(m)”), as applicable.

Alternatively, unless prohibited by the Committee, a participant may make a timely election under Section 83(b) of the Code (referred to in this proxy statement as Section 83(b)) to recognize ordinary income for the taxable year in which the participant received the shares underlying an award in an amount equal to the fair market value of the shares at that time. That income will be taxable at ordinary income tax rates. If a participant makes a timely Section 83(b) election, the participant will not recognize income at the time the substantial risk of forfeiture lapses with respect to the shares. At the time of disposition of the shares, a participant who has made a timely Section 83(b) election will recognize capital gain or loss in an amount equal to the difference between the amount realized upon sale and the ordinary income recognized upon receipt of the share (increased by the amount paid for the shares, if any). If the participant forfeits the shares after making a Section 83(b) election, the participant will not be entitled to a deduction with respect to the income recognized as a result of the election but will be entitled to a capital loss limited to the actually amount paid for the shares (if any). To be timely, the Section 83(b) election must be made within 30 days after the participant receives the shares.

The Company will generally be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant at the time of the election.

Restricted Stock Units. A participant generally is not taxed upon the grant of an RSU. Generally, if an RSU is designed to be settled on or shortly after the RSU is no longer subject to a substantial risk of forfeiture, then at the time of settlement in stock or cash the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received by the participant (subject to the short swing profits rule) and the Company will be entitled to an income tax deduction for the same amount, subject to the requirements of Section 162(m), as applicable. However, if an RSU is not designed to be settled on or shortly after the RSU is no longer subject to a substantial risk of forfeiture, the RSU may be deemed a nonqualified deferred compensation plan under

Section 409A. In that case, if the RSU is designed to meet the requirements of Section 409A, then at the time of settlement the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received by the participant, and the Company will be entitled to an income tax deduction for the same amount. However, if the RSU is not designed to satisfy the requirements of Section 409A, the participant may be subject to income taxes and penalties under Section 409A in the event of a violation of Section 409A.

Nonqualified Stock Options. A participant generally is not taxed upon the grant of a NQSO. However, the participant must recognize ordinary income upon exercise of the NQSO in an amount equal to the difference between the NQSO exercise price and the fair market value of the shares acquired on the date of exercise (subject to the short swing profits rule).  The Company generally will have a deduction in an amount equal to the amount of ordinary income recognized by the participant in the Company’s tax year during which the participant recognizes ordinary income, subject to the requirements of Section 162(m).

Upon the sale of shares acquired pursuant to the exercise of an NQSO, the participant will recognize capital gain or loss to the extent that the amount realized from the sale is different than the fair market value of the shares on the date of exercise. This gain or loss will be long-term capital gain or loss if the shares have been held for more than one year after exercise.

Incentive Stock Options. A participant is not taxed on the grant or exercise of an ISO. The difference between the exercise price and the fair market value of the shares covered by the ISO on the exercise date will, however, be a preference item for purposes of the alternative minimum tax.  If a participant holds the shares acquired upon exercise of an ISO for at least two years following the ISO grant date and at least one year following exercise, the participant’s gain or loss, if any, upon a subsequent disposition of the shares is long-term capital gain or loss. The amount of the gain or loss is the difference between the proceeds received on disposition and the participant’s basis in the shares (which generally equals the ISO exercise price). If a participant disposes of shares acquired pursuant to exercise of an ISO before satisfying these holding periods and realizes an amount in excess of the exercise price, the amount realized will be taxed to the participant as ordinary income up to the fair market value of the shares on the exercise date and any additional amount realized will be taxable to the participant as capital gain in the year of disposition; however, if the exercise price exceeds the amount realized on sale, the difference will be taxed to the participant as a capital loss.  The Company is not entitled to a federal income tax deduction on the grant or exercise of an ISO or on the participant’s disposition of the shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, the Company will be entitled to a deduction in the year the participant disposes of the shares in an amount equal to any ordinary income recognized by the participant, subject to the requirements of Section 162(m).

For an option to qualify as an ISO for federal income tax purposes, the grant of the stock option must satisfy various other conditions specified in the Code. In the event a stock option is intended to be an ISO but fails to qualify as an ISO, it will be taxed as an NQSO as described above.

Performance Awards. A participant generally is not taxed upon the grant of restricted stock or restricted stock units granted subject to the satisfaction of performance conditions (such restricted stock or restricted stock units will be referred to herein as “performance shares” or “performance share units”). The participant will recognize taxable income at the time of settlement of the performance share/unit in an amount equal to the amount of cash and the fair market value of the shares received upon settlement. The income recognized will be taxable at ordinary income tax rates.  The Company generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant, subject to the requirements of Code Section 162(m).  Any gain or loss recognized upon the disposition of the shares acquired pursuant to settlement of a performance share/unit will qualify as long-term capital gain or loss if the shares have been held for more than one year after settlement.

Golden Parachute Payments. The terms of the award agreement evidencing an award under the 2024 Equity Plan may provide for accelerated vesting or accelerated payout of the award in connection with a change in ownership or control of the Company. In such event, certain amounts with respect to the award may be characterized as “parachute payments” under the golden parachute provisions of the Code. Under Section 280G of the Code, no federal income tax deduction is allowed to the Company for “excess parachute payments” made to “disqualified individuals,” and receipt of such payments subjects the recipient to a 20% excise tax under Section 4999 of the Code. For this purpose, “disqualified individuals” are generally officers, shareholders or highly compensated individuals performing services for the Company, and the term “excess parachute payments” includes payments in the nature of compensation which are contingent on a change in ownership or effective control of the Company, to the extent that such payments (in present value) equal or exceed three times the recipient’s average annual taxable compensation from the Company for the previous five years. Certain payments for reasonable compensation for services rendered after a change of control and payments from tax-qualified plans are generally not included in determining “excess parachute payments.” If payments or accelerations may occur with respect to awards granted under the 2024 Equity Plan, certain amounts in connection with such awards may constitute “parachute payments” and be subject to these “golden parachute” tax provisions.

Code Section 162(m). The Company generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by a participant, subject to the requirements of Section 162(m), as amended by the Tax Cuts and Jobs Act (“TCJA”) in 2017.  Section 162(m) generally limits to $1.0 million the deduction that a company is permitted to take for annual compensation paid to each “covered employee.” A “covered employee” includes any person who served as CEO or CFO of a company at any time during a fiscal year and the three other most highly compensated executive officers for that fiscal year and any other person who was a covered employee in a previous taxable year after December 31, 2016. Any awards that the Company grants pursuant to the 2024 Equity Plan to covered employees, whether performance-based or otherwise, will be subject to the $1.0 million annual deduction limitation. While the Committee intends to consider the deductibility of compensation when making equity awards, it is only one factor it considers.

Equity Compensation Plan Information

The 2021 and 2019 Equity Plans are the only current plans under which equity incentive awards may be granted to employees, executives or directors.  The following table sets forth information, as of December 31, 2023, about common stock that may be issued upon exercise of options under stock-based benefit plans maintained by the Company, as well as the number of securities available for issuance under equity compensation plans:

Number of securities
	Number of securities		remaining available for
	to be issued upon	Weighted-average	future issuance under
	exercise of	exercise price of	equity compensation
	outstanding options,	outstanding options,	plans (excluding securities
	warrants and rights	warrants and rights	reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity Compensation Plans Approved by Security Holders	639,519	$20.76	24,744
Equity Compensation Plans Not Approved by Security Holders	—	—	—
Total Equity Compensation Plans	639,519	$20.76	24,744

New 2024 Equity Plan Benefits

Any awards to executive officers, non-employee directors and employees of the Company under the 2024 Equity Plan are discretionary and cannot be determined at this time. As a result, the benefits and amounts that will be received or allocated under the 2024 Equity Plan are not determinable at this time, and the Company has not included a table that reflects such future awards.

Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE COMPANY’S STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ESQUIRE FINANCIAL HOLDINGS, INC. 2024 EQUITY INCENTIVE PLAN.

PROPOSAL III—RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our independent registered public accounting firm for the years ended December 31, 2023 and 2022 was Crowe LLP. The Audit Committee of Esquire Financial has approved the engagement of Crowe LLP to be our independent registered public accounting firm for the year ending December 31, 2024, subject to the ratification of the engagement by our stockholders.  A representative of Crowe LLP is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement if they so desire.

Even if the engagement of Crowe LLP is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of Esquire Financial and its stockholders.

Set forth below is certain information concerning aggregate fees billed for professional services rendered by Crowe LLP during the years ended December 31, 2023 and 2022.

	Year Ended December 31, 2023	Year Ended December 31, 2022
Audit Fees	$475,000	$390,000
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-

Audit Fees.  The aggregate fees billed to us for professional services rendered for the audit of our annual consolidated financial statements and services that are normally provided in connection with our engagement were $475,000 and $390,000 during the years ended December 31, 2023 and 2022, respectively.

Audit Related Fees.  There were no audit related fees billed to us during the years ended December 31, 2023 and 2022.

Tax Fees.  There were no fees billed to us for professional services rendered for tax preparation, tax consultation and tax compliance during the years ended December 31, 2023 and 2022, respectively.

All Other Fees.  There were no other fees billed during the years ended December 31, 2023 and 2022, respectively.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, either by approving an engagement prior to the engagement or pursuant to a pre-approval policy with respect to particular services. These services may include audit services, audit-related services, tax services and other services.  The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee.  The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.  All fees described above were approved as part of our engagement of Crowe LLP.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF CROWE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2024.

PROPOSAL IV—ADVISORY VOTE ON EXECUTIVE COMPENSATION

The compensation of our NEOs is described in Executive Officer Compensation and Compensation Policies and Procedures above. Stockholders are urged to read this narrative which discusses our compensation policies and procedures with respect to our Named Executive Officers.

In accordance with Section 14A of the Exchange Act, stockholders will be asked at the Annual Meeting to provide their support with respect to the compensation of our NEOs by voting on the following advisory, non-binding resolution:

RESOLVED, that the stockholders of Esquire Financial Holdings, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s Named Executive Officers described in Executive Officer Compensation and Compensation Policies and Procedures in the Proxy Statement, including the compensation tables and other narrative executive compensation disclosures set forth in those sections.

This advisory vote, commonly referred to as a “Say-on-Pay” advisory vote, is non-binding on the Board of Directors. Although non-binding, the Board of Directors and the Compensation Committee value constructive dialogue on executive compensation and other important governance topics with our stockholders and encourages all stockholders to vote their shares on this matter. The Board of Directors and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding our executive compensation programs.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE SAY-ON-PAY EXECUTIVE COMPENSATION RESOLUTION.

STOCKHOLDER PROPOSALS

Pursuant to Securities and Exchange Commission Rule 14a-8, in order to be eligible for inclusion in the proxy materials provided to stockholders in connection with an annual meeting, a stockholder proposal to take action at such meeting must be received at least one hundred and twenty (120) days prior to the date of the proxy statement released to stockholders in connection with the previous year’s annual meeting.  Accordingly, in order to be eligible for inclusion in the proxy materials for our 2025 Annual Meeting of Stockholders, a stockholder proposal must be received at the Company’s executive offices, 100 Jericho Quadrangle, Suite 100, Jericho, New York 11753, no later than December 19, 2024.  If the date of the Annual Meeting is changed by more than 30 days from the anniversary of the previous year’s meeting, any stockholder proposal must be received at a reasonable time before we print or mail proxy materials for such meeting.  Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

Under SEC Rule 14a-19, a stockholder intending to engage in a director election contest with respect to the Company’s annual meeting of stockholders to be held in 2025 must give the Company notice of its intent to solicit proxies by providing the names of its nominees and certain other information at least 60 calendar days before the anniversary of the previous year’s annual meeting. This deadline is March 31, 2025.

ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING

The Company’s bylaws provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting of stockholders. In order for a stockholder to properly bring business before the 2025 Annual Meeting, a stockholder must give written notice to the Corporate Secretary at least 90 days prior to the date of the proxy statement relating to the preceding year’s Annual Meeting, or within 10 days of the first public announcement of the annual meeting if the annual meeting is advanced or delayed by more than 30 days from the date of the preceding year’s annual meeting. The Company’s bylaws require that the notice must include, among other things, the stockholder’s name, record address, and number of stocks owned, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In accordance with the foregoing, in order for a proposal or a nomination to be brought before the annual meeting of stockholders to be held following the year ending December 31, 2024, notice must be provided to the Corporate Secretary by January 18, 2025. A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters that come before the meeting but did not comply with the advance notice bylaw provisions.  Nothing in this paragraph shall be deemed to require the Company to include in its annual meeting proxy statement under Securities and Exchange Commission Rule 14a-8 any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received, as described in the preceding paragraph.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that the Board of Directors, as holders of the proxies, will act as determined by a majority vote.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without additional compensation. Esquire Financial has retained Laurel Hill Advisory Group, LLC to assist it in soliciting proxies, and has agreed to pay Laurel Hill Advisory Group, LLC a fee of $6,500 plus reasonable expenses for these services. Our 2023 Annual Report on Form 10-K has been made available to all stockholders of record as of March 28, 2024.  Any stockholder may obtain a copy of the 2023 Annual Report on Form 10-K through our website, by calling us or writing us at the address below.

Investor Relations
Esquire Financial Holdings, Inc.
100 Jericho Quadrangle, Suite 100
Jericho, New York 11753
Phone: (516) 535-2002
www.esquirebank.com

BY ORDER OF THE BOARD OF DIRECTORS
Gary Lax Senior Vice President, Chief Legal Officer and Corporate Secretary

Jericho, New York

April 18, 2024

APPENDIX A

ESQUIRE FINANCIAL HOLDINGS, INC.

2024 EQUITY INCENTIVE PLAN

ARTICLE 1 - GENERAL

Section 1.1    Purpose, Effective Date and Term.  The purpose of this Esquire Financial Holdings, Inc. 2024 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Esquire Financial Holdings, Inc. (the “Company”), and its Subsidiaries, including Esquire Bank, National Association (the “Bank”) by providing a means to attract, retain and reward individuals who contribute to that success and to further align their interests with those of the Company’s stockholders through the ownership of shares of Company Stock. The “Effective Date” of the Plan shall be the date on which the Plan satisfies the applicable stockholder approval requirements.  The Plan will remain in effect as long as any Awards remain outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary of the Effective Date.

Section 1.2    Administration.  The Plan shall be administered by the Compensation Committee of the Board of Directors (the “Committee”), in accordance with Section 5.1.

Section 1.3    Participation.  Each individual who is granted or holds an Award in accordance with the terms of the Plan will be a Participant in the Plan (a “Participant”).  The grant of Awards shall be limited to Employees and Directors of, and service providers to, the Company or any Subsidiary.

Section 1.4    Definitions.  Capitalized terms used in the Plan are defined in Article 8 and elsewhere in the Plan.

ARTICLE 2 - AWARDS

Section 2.1    General.  Any Award under the Plan may be granted singularly, or in combination with another Award (or Awards).  Each Award under the Plan shall be subject to the terms and conditions of the Plan and any additional terms, conditions, limitations and restrictions provided by the Committee with respect to the Award and as evidenced in an Award Agreement.  Every Award under the Plan shall require a written Award Agreement. Subject to the provisions of Section 2.2(d), an Award may be granted as an alternative to or replacement of an existing award under the Plan or any other plan of the Company or any Subsidiary (provided, however, that no reload Awards shall be granted hereunder) or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary.  The types of Awards that may be granted under the Plan include:

(a)    Stock Options.  A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee.  Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “incentive stock option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO, provided, however, that no ISOs may be granted: (i) after the ten-year anniversary of the Effective Date or the date the Plan is approved by the Board of Directors, whichever is earlier, or (ii)  to a non-employee.  Unless otherwise specifically provided by its terms, any Stock Option granted under the Plan to an employee shall be an ISO to the maximum extent permitted. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify the Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided however, that any modification will be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

(b)    Restricted Stock Awards.  A Restricted Stock Award means a grant of shares of Stock under Section 2.3 for no consideration or for such minimum consideration as may be required by applicable law, subject to a time-based vesting schedule or the satisfaction of market conditions or performance conditions.

(c)     Restricted Stock Units. A Restricted Stock Unit means a grant under Section 2.4 denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant of a Restricted Stock Unit. A Restricted Stock Unit is subject to a time-based vesting schedule or the satisfaction of market conditions or performance conditions and shall be settled in shares of Stock, cash, or a combination thereof.

(d)    Performance Awards. A Performance Award means an Award under Sections 2.2, 2.3 or 2.4 that vests upon the achievement of one or more specified performance measures, as further set forth in Section 8.1 under “Performance Award”.

Section 2.2    Stock Options.

(a)     Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that specifies: (i) the number of Stock Options covered by the Stock Option; (ii) the date of grant of the Stock Option and the Exercise Price; (iii) the vesting period or conditions to vesting; and (iv) such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe.  Stock Options may be granted as Performance Awards.

(b)     Terms and Conditions. A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee.  In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to an ISO granted to an Employee who is a 10% Stockholder).  The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; further, provided, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an employee or director of or service provider to an acquired entity.  The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the date of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by net settlement of the Stock Option, using a portion of the shares obtained on exercise in payment of the Exercise Price of the Stock Option (and if applicable, tax withholding); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share, with cash-in-lieu paid by the Company, at its discretion, for the value of any fractional share.

(c)    Prohibition of Cash Buy-Outs of Underwater Stock Options.    Under no circumstances will any Stock Option with an Exercise Price as of an applicable date that is greater than the Fair Market Value of a share of Stock as of the same date that was granted under the Plan be bought back by the Company without shareholder approval.

(d)Prohibition Against Repricing.    Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s shareholders, neither the Committee nor the Board of Directors shall have the right or authority to (i) make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, (ii) cancel a Stock Option when the Exercise Price per share exceeds the Fair Market Value of one share of Stock in exchange for cash or another Award (other than in connection with a Change in Control), or (iii) take any other action with respect to a Stock Option that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the shares of Stock are listed.

(e) Prohibition on Paying Dividends.  No dividends shall be paid on Stock Options and no Dividend Equivalent Rights may be granted with respect to Stock Options.

Section 2.3. Restricted Stock Awards.

(a)     Grant of Restricted Stock. Each Restricted Stock Award shall be evidenced by an Award Agreement, that specifies: (i) the number of shares of Stock covered by the Restricted Stock Award; (ii) the date of grant of the Restricted Stock Award; (iii) the vesting period or conditions to vesting; and (iv) such other terms and conditions not inconsistent with the Plan, including the effect of termination of Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe. Restricted Stock Awards may be granted as Performance Awards. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock.  Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine, including electronically and/or solely on the books and records maintained by the transfer agent. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock (including that the Restricted Stock may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of the Plan and Award Agreement) and/or that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(b)     Terms and Conditions.    Each Restricted Stock Award shall be subject to the following terms and conditions:

(i)    Dividends. No cash dividends shall be paid with respect to any Restricted Stock Awards unless and until the Participant vests in the underlying share(s) of Restricted Stock. Upon the vesting of a Restricted Stock Award, any dividends declared but not paid during the vesting period shall be paid within thirty (30) days following the vesting date. Any stock dividends declared on shares of Stock subject to a Restricted Stock Award shall be subject to the same restrictions and shall vest at the same time as the shares of Restricted Stock from which said dividends were derived. All unvested dividends shall be forfeited by the Participants to the extent their underlying Restricted Stock Awards are forfeited.

(ii)    Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, a Participant shall have voting rights related to unvested, non-forfeited Restricted Stock Awards and the voting rights may be exercised by the Participant in his or her discretion.

(iii)    Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in its direction (if the Participant is not a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no direction is given, then the shares of Restricted Stock shall not be tendered.

Section 2.4     Restricted Stock Units.

(a) Grant of Restricted Stock Unit Awards.  Each Restricted Stock Unit shall be evidenced by an Award Agreement that specifies: (i)  the number of Restricted Stock Units covered by the Award; (ii)  the date of grant of the Restricted Stock Units; (iii) the Restriction Period; and (iv)  such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Services with the Company as the Committee may, in its discretion, prescribe.

(b) Terms and Conditions. Each Restricted Stock Unit Award shall be subject to the following terms and conditions:

(i)     A Restricted Stock Unit Award shall be similar to a Restricted Stock Award except that no shares of Stock are actually awarded to the recipient on the date of grant. The Committee shall impose such conditions and/or restrictions on any Restricted Stock Unit Award granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures, restrictions under applicable laws or under the requirements of any Exchange or market upon which shares of Stock may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of the Restricted Stock Units.  The Committee may make grants of Restricted Stock Units upon such terms and conditions as it may determine, which may include, but is not limited to, deferring receipt of the underlying shares of Stock provided the deferral complies with Section 409A of the Code and applicable provisions of the Plan.

(ii)      Restricted Stock Units may be granted as Performance Awards.

(iii)     Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of grant of a Restricted Stock Unit for which a Participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

(iv)    A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

(v)     No dividends shall be paid on Restricted Stock Units.  In the sole discretion of the Committee, exercised at the time of grant, Dividend Equivalent Rights may be assigned to Restricted Stock Units. A Dividend Equivalent Right, if any, shall be paid at the same time as the shares of Stock or cash subject to the Restricted Stock Unit are distributed to the Participant and is otherwise subject to the same rights and restrictions as the underlying Restricted Stock Unit.

Section 2.5    Vesting of Awards.  The Committee shall specify the vesting schedule or conditions of each Award. At least ninety-five percent (95%) of all Awards under the Plan shall be subject to a vesting requirement of at least one year of Service following the grant of the Award and evidenced in the Award Agreement, subject to acceleration of vesting, to the extent authorized by the Committee or set forth in the Award Agreement, upon the Participant’s death, Disability or in connection with a Change in Control as set forth in Article IV.

Section 2.6    Deferred Compensation. Subject to approval by the Committee before an election is made, an Award of Restricted Stock Units may be deferred pursuant to a valid deferral election made by a Participant.  If a deferral election is made by a Participant, the Award Agreement shall specify the terms of the deferral and shall constitute the deferral plan pursuant to the requirements of Code Section 409A.  If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.6 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.  Unless otherwise provided in a valid election form intended to comply with Code Section 409A, all Awards that are considered Deferred Compensation hereunder shall settle and be paid in no event later than 2½ months following the end of the calendar year with respect to which the Award’s substantial risk of forfeiture lapsed.

Section 2.7.    Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award and, in so doing, may make distinctions based upon, among other things, the reason(s) for the Termination of Service and type of Award.  Unless otherwise specified by the Committee and set forth in an Award Agreement or as set forth in any employment or severance agreement entered into by and between the Company and/or a Subsidiary and the Participant, the following provisions shall apply to each Award granted under this Plan:

(a)    Upon the Participant’s Termination of Service for any reason other than due to Disability, death or Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of termination, and may be exercised only for a period of three (3) months following termination and any Restricted Stock or Restricted Stock Units that have not vested as of the date of Termination of Service shall expire and be forfeited.

(b)    In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised (whether or not vested), and all Restricted Stock Awards and  Restricted Stock Units that have not vested, shall expire and be forfeited.

(c)    Upon Termination of Service on account of Disability or death, all Stock Options shall be fully exercisable, whether or not then exercisable, and all Restricted Stock Awards and Restricted Stock Units shall immediately vest as to all shares subject to an outstanding Award at the date of Termination of Service. Stock Options may be exercised for a period of one year following Termination of Service due to death or Disability, or the remaining unexpired term of the Stock Option, if less, provided, however, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three (3) months after Termination of Service.  In the event of Termination of Service due to Retirement, a Participant’s vested Stock Options shall be exercisable for one year following Termination of Service, provided that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service due to Retirement and any Stock Option, Restricted Stock Award or Restricted Stock Unit that has not vested as of the date of Termination of Service due to Retirement shall expire and be forfeited.

(d)    Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of the Stock Option.

(e)    Notwithstanding the provisions of this Section 2.7, the effect of a Change in Control on the vesting/exercisability of Stock Options, Restricted Stock Awards, Restricted Stock Units and Performance Awards is as set forth in Article 4.

Section 2.8.  Holding Period for Vested Awards.  As a condition of receipt of an Award, the Award Agreement may require a Participant to agree to hold a vested Award or shares of Stock received upon exercise of a Stock Option for a period of time specified in the Award Agreement (“Holding Period”).  In connection with the foregoing, a Participant may be required to retain direct ownership of such shares until the earlier of (i) the expiration of the Holding Period following the date of vesting or (ii) such person’s termination of employment with the Company and any Subsidiary. The foregoing limitation, if applicable, shall not apply to the extent that an Award vests due to death, Disability or an Involuntary Termination at or following a Change in Control, or to the extent that (x) a Participant directs the Company to withhold or the Company elects to withhold shares of Stock with respect to the vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the amount required to be withheld or (y) a Participant exercises a Stock Option by a net settlement, and in the case of (x) and (y) herein, only to the extent of the shares are withheld for tax purposes or for purposes of the net settlement.

ARTICLE 3 - Shares Subject to Plan

Section 3.1    Available Shares.  The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.

Section 3.2    Share Limitations.

(a)    Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to 500,000 shares of Stock (the “Share Limit”) and:

(1)  The maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs) is five hundred thousand (500,000) shares of Stock; and

(2)  The maximum number of shares of Stock that may be issued in conjunction with Restricted Stock Awards and Restricted Stock Units is four hundred thousand (400,000) shares of Stock. Notwithstanding the preceding sentence, the Committee may grant Restricted Stock Awards and Restricted Stock Units in excess of the limit described in the preceding sentence, provided, however, that any Restricted Stock Award or Restricted Stock Unit granted in excess of such limit shall be counted against the Share Limit as three (3) shares for every one (1) share of Restricted Stock or Restricted Stock Unit that is granted in excess of such limit; and

(3)  The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.

(b)    Computation of Shares Available. For purposes of this Section 3.2 and in connection with the granting of a Stock Option, Restricted Stock or Restricted Stock Unit, the number of shares of Stock available for the grant of Awards shall be reduced by the number of shares previously granted, subject to the following. To the extent any shares of Stock covered by an Award (including Restricted Stock Awards and Restricted Stock Units) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then the shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent that: (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price; (ii) shares of Stock are withheld to satisfy tax withholding upon exercise or vesting of an Award granted hereunder; or (iii) shares are withheld to satisfy the Exercise Price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised or Stock vested prior to the return of shares to satisfy tax withholding, rather than by the net number of shares of Stock issued.

Section 3.3.  Limitations on Grants to Directors. The grant date fair value of equity-based Awards granted to a non-employee Director under the Plan for any calendar year, include Stock Options, Restricted Stock and Restricted Stock Units, may not exceed Four Hundred Thousand Dollars ($400,000).

Section 3.4    Corporate Transactions.

(a)    General. If the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Stock Options, Restricted Stock and Restricted Stock Unit Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Committee, so that the proportionate interest of the grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event.  Any such adjustment in outstanding Stock Options shall not change the aggregate purchase price payable with respect to shares that are subject to the unexercised portion of the Stock Option outstanding but shall include a corresponding proportionate adjustment in the purchase price per share. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options, Restricted Stock Awards and Restricted Stock Units (including, without limitation, cancellation of Stock Options, Restricted Stock Awards and Restricted Stock Units in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options, Restricted Stock Awards and Restricted Stock Units using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

(b)    Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise set forth in the agreement relating to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which are outstanding immediately prior to such merger, consolidation or other business combination shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger.  The Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash (or acquiror stock) payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled; provided, further, that in the event the Exercise Price of outstanding Stock Options exceed the value to be exchanged for an outstanding share of Stock (an “Underwater Stock Option”) in such merger, consolidation or other business reorganization, the Committee may, in its discretion, cancel and terminate such Underwater Stock Options without the consent of the holder of the Stock Option and without any payment to such holder.

Section 3.5    Delivery of Shares.  Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)    Compliance with Applicable Laws.  Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity.

(b)    Certificates.  To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be made on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any Exchange.

ARTICLE 4 - CHANGE IN CONTROL

Section 4.1    Consequence of a Change in Control. Subject to the provisions of Section 3.4 (relating to the adjustment of shares and cancellation of Stock Options in exchange for a cash or stock payment of the in-the-money value) and except as otherwise provided in the Plan and unless the Committee determines otherwise:

(a)    Upon an Involuntary Termination at or following a Change in Control, all Stock Options then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option). All Stock Options may be exercised for a period of one year following an Involuntary Termination following a Change in Control, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following a termination of employment.

(b)    Upon an Involuntary Termination at or following a Change in Control, all Awards of Restricted Stock Awards and Restricted Stock Units, shall be fully earned and vested immediately.

(c)    Upon an Involuntary Termination at or following a Change in Control, all Performance Awards shall vest at the greater of the target level of performance or actual annualized performance measured as of the most recent completed fiscal quarter.

(d)    Notwithstanding anything in the Plan to the contrary, in the event of a Change in Control in which the Company is not the surviving entity, any Awards granted under the Plan which are outstanding immediately prior to such Change in Control shall become fully vested in the event the successor entity does not assume the Awards granted under the Plan and Performance Awards shall vest at the rate specified in Section 4.1(c) of the Plan.

Section 4.2    Definition of Change in Control.  For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following:

(a)    any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (a “Person”), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty five percent (25%) or more of the combined voting power of the Company’s then outstanding Voting Securities, provided that, notwithstanding the foregoing and for all purposes of this Plan: (a) the term “Person” shall not include (1) the Company or any of its Subsidiaries, (2) an employee benefit plan of the Company or any of its Subsidiaries (including the Plan), and any trustee or other fiduciary holding securities under any such plan, or (3) a corporation or other entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company; (b) no Person shall be deemed the beneficial owner of any securities acquired by such Person in an Excluded Transaction; and (c) no Director or officer of the Company or any direct or indirect Subsidiary of the Company (or any affiliate of any such Director or officer) shall, by reason of any or all of such Directors or officers acting in their capacities as such, be deemed to beneficially own any securities beneficially owned by any other such Director or officer (or any affiliate thereof); or

(b)    the Incumbent Directors cease, for any reason, to constitute a majority of the Whole Board; or

(c)    a plan of reorganization, merger, consolidation or similar transaction involving the Company and one or more other corporations or entities is consummated, other than a plan of reorganization, merger, consolidation or similar transaction that is an Excluded Transaction, or the stockholders of the Company approve a plan of complete liquidation of the Company, or a sale, liquidation or other disposition of all or substantially all of the assets of the Company or any bank Subsidiary of the Company is consummated; or

(d)    a tender offer is made for 25% or more of the outstanding Voting Securities of the Company and the stockholders owning beneficially or of record 25% or more of the outstanding Voting Securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror and the tender offer is consummated.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired beneficial ownership of more than the permitted amount of the then outstanding common stock or Voting Securities as a result of the acquisition of Stock or Voting Securities by the Company, which by reducing the number of shares of Stock or Voting Securities then outstanding, increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Stock or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the beneficial owner of any additional Stock or Voting Securities which increases the percentage of the then outstanding Stock or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur. In the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5 - COMMITTEE

Section 5.1    Administration. The Plan shall be administered by the members of the Compensation Committee of the Company who are Independent Board Members. If the Committee consists of fewer than two Independent Board Members, then the Board of Directors shall appoint to the Committee such additional Independent Board Members as shall be necessary to provide for a Committee consisting of at least two Independent Board Members. Any members of the Committee who do not qualify as Independent Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award are persons subject to the short-swing profit rules of Section 16 of the Exchange Act. The Board of Directors (or if necessary to maintain compliance with the applicable listing standards, those members of the Board of Directors who are “independent directors” under the corporate governance statutes or rules of any national Exchange on which the Company lists, or has listed or seeks to list its securities, may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2    Powers of Committee.  The Committee’s administration of the Plan shall be subject to the following:

(a)    The Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees, Directors and service providers those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, features, (including automatic exercise in accordance with Section 7.18) performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards, to cancel or suspend Awards (subject to the restrictions imposed by Article 6) and to reduce, eliminate or accelerate any restrictions applicable to an Award at any time after the grant of the Award, or to extend the time period to exercise a Stock Option, provided that such extension is consistent with Code Section 409A.  Notwithstanding the foregoing, the Committee will not have the authority or discretion to accelerate the vesting requirements applicable to an Award to avoid the one-year minimum vesting requirement pursuant to Section 2.5 except in the event of a Change in Control as provided under Section 4.1 of the Plan and in the event of termination due to death or Disability.

(b)    The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c)    The Committee will have the authority to define terms not otherwise defined herein.

(d)    In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the certificate of incorporation and bylaws of the Company and applicable state corporate law.

(e)    The Committee will have the authority to: (i) suspend a Participant’s right to exercise a Stock Option during a blackout period (or similar restricted period) (a “Blackout Period”) or to exercise in a particular manner (i.e., such as a “cashless exercise” or “broker-assisted exercise”) to the extent that the Committee deems it necessary or in the best interests of the Company in order to comply with the securities laws and regulations issued by the SEC; and (ii) to extend the period to exercise a Stock Option by a period of time equal to the Blackout Period, provided that the extension does not violate Section 409A of the Code, the Incentive Stock Option requirements or applicable laws and regulations.

Section 5.3    Delegation by Committee.  Except to the extent prohibited by applicable law, the applicable rules of an Exchange upon which the Company lists its shares or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including (a) delegating to a committee of one or more members of the Board of Directors who are not “Independent Board Members,” the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; or (b) delegating to a committee of one or more members of the Board of Directors who would be eligible to serve on the Compensation Committee of the Company pursuant to the listing requirements imposed by any national securities Exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant awards under the Plan.  The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4    Information to be Furnished to Committee.  As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with data and information it determines may be required for it to discharge its duties.  The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect.  Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee any evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5    Committee Action.  The Committee shall hold meetings, and may make administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee, including interpretations of provisions of the Plan, shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 - AMENDMENT AND TERMINATION

Section 6.1    General.  The Board of Directors may, as permitted by law, at any time, amend or terminate the Plan, and the Board of Directors or the Committee may, at any time, amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.6,  Section 3.4 and Section 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan before the date the amendment is adopted by the Board of Directors or made by the Committee; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan; (b) materially increase the aggregate number of securities that may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company’s stockholders.

Section 6.2    Amendment to Conform to Law and Accounting Changes.  Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2  to any Award granted under the Plan without further consideration or action.

ARTICLE 7 - GENERAL TERMS

Section 7.1    No Implied Rights.

(a)    No Rights to Specific Assets.  Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan.  A Participant shall have only a contractual right, evidenced by an Award Agreement, to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)    No Contractual Right to Employment or Future Awards.  The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless the right or claim has specifically accrued under the terms of the

Plan.  No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c)    No Rights as a Stockholder. Except as otherwise provided in the Plan or in an Award Agreement, no Award shall confer upon the holder thereof any rights as a stockholder of the Company before the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2    Transferability.  Except as otherwise so provided by the Committee, Stock Options under the Plan are not transferable except: (i) as designated by the Participant by will or by the laws of descent and distribution; (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of the transfer. The Committee shall have the discretion to permit the transfer of vested Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of Immediate Family Members or to charitable organizations, and; provided, further, that the transfers are not made for consideration to the Participant.

Awards of Restricted Stock shall not be transferable, except in the event of death, before the time that the Awards vest in the Participant. A Restricted Stock Unit Award is not transferable, except in the event of death, before the time that the Restricted Stock Unit Award vests in the Participant and property in which the Restricted Stock Unit is denominated is distributed to the Participant or the Participant’s beneficiary.

A beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

Section 7.3    Designation of Beneficiaries.  A Participant may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend  the designation. Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of  the beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4    Non-Exclusivity.  Neither the adoption of this Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval (and any subsequent approval by the stockholders of the Company) shall be construed as creating any limitations on the power of the Board of Directors or the Committee to adopt other incentive arrangements as may be deemed desirable, including, without limitation, the granting of Restricted Stock Awards, Restricted Stock Units and/or Stock Options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5    Award Agreement.  Each Award granted under the Plan shall be evidenced by an Award Agreement. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant, and the Committee may, but need not require, that the Participant sign a copy of the Award Agreement. In the absence of a specific provision in the Award Agreement, the terms of the Plan shall control. In the event of a conflict between the terms of an Award Agreement and the Plan, the terms of the Plan will control.

Section 7.6    Form and Time of Elections; Notification Under Code Section 83(b).  Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service or as otherwise required by the Committee. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

Section 7.7    Evidence.  Evidence required of anyone under the Plan may be by certificate, affidavit, document or other written information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8    Tax Withholding.

(a)    Payment by Participant.    Each Participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any taxes from any payment of any kind otherwise due to the Participant. The Company's obligation to deliver evidence of book entry (or stock certificates) to any Participant is subject to and conditioned on tax withholding obligations being satisfied by the Participant.

        (b)    Payment in Stock.    The Committee may require or permit the Company's tax withholding obligation to be satisfied, in whole or in part, by the Company withholding from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the Participants.

Section 7.9    Action by Company or Subsidiary.  Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution or unanimous written consent of its board of directors, or by action of one or more members of the board of directors (including a committee of the board or directors) who are duly authorized to act for the board or directors, or (except to the extent prohibited by applicable law or applicable rules of the Exchange on which the Company lists its securities) by a duly authorized officer of the Company or Subsidiary.

Section 7.10    Successors.  All obligations of the Company under this Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11    Indemnification.  Except as provided in the last sentence of this Section 7.11, to the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board of Directors, or an officer or Employee of the Company or a Subsidiary to whom authority was delegated in accordance with Section 5.3, shall be indemnified and held harmless by the Company (i) against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan; and (ii) against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. The foregoing right to indemnification shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, provided, however, that, if required by applicable law, an advancement of expenses shall be made only upon delivery to the Company of an undertaking by or on behalf of such persons to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses.  Notwithstanding anything to the contrary in this Plan, the foregoing right to indemnification shall not apply to any compensation that an Employee is required to repay the Company pursuant to the terms of a Company clawback policy.

Section 7.12    No Fractional Shares.  Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award Agreement. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether the fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.

Section 7.13    Governing Law.  The Plan, all awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of New York, without reference to principles of conflict of laws, except as superseded by applicable federal law.  The federal and state courts located in Nassau County, New York shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Award, each Participant, and any other person claiming any rights under the Plan, agrees to submit himself or herself, and any legal action brought with respect to the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14    Benefits Under Other Plans.  Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, non-qualified plan or other benefit plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15    Validity.  If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been included in the Plan.

Section 7.16    Notice.  Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or an Award Agreement shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Notices, demands, claims and other communications shall be deemed given: (i) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery; (ii) in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or (iii) in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

If a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by the U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Chief Operating Officer and to the Corporate Secretary, unless otherwise provided in the Participant’s Award Agreement.

Section 7.17    Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. These events include, but are not limited to, termination of employment for Cause, termination of the Participant’s provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

Section 7.18    Automatic Exercise. In the sole discretion of the Committee exercised in accordance with Section 5.2(a), any Stock Options that are exercisable but unexercised as of the day immediately before the expiration date of the Stock Option may be automatically exercised in accordance with procedures established for this purpose by the Committee, but only if the Exercise Price is less than the Fair Market Value of a share of Stock on such date and the automatic exercise will result in the issuance of at least one (1) whole share of Stock to the Participant after payment of the Exercise Price and any applicable minimum tax withholding requirements. Payment of the exercise price and any applicable tax withholding requirements shall be made by a net settlement of the Stock Option whereby the number of shares of Stock to be issued upon exercise are reduced by a number of shares having a Fair Market Value on the date of exercise equal to the Exercise Price and any applicable minimum tax withholding.

Section 7.19    Regulatory Requirements. The grant and settlement of Awards under this Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the regulations promulgated thereunder.

Section 7.20.    Awards Subject to Company Clawback Policies and Restrictions.

Clawback Policies.  Awards granted hereunder are subject to any clawback policy that may be adopted by the Company from time to time, including the Company’s current clawback policy and pursuant to the provisions of Section 954 of the Dodd-Frank Act, implementing regulations thereunder, or otherwise.

Trading Policy Restrictions.  Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.

Hedging/Pledging Policy Restrictions.  Awards under the Plan shall be subject to the Company’s policies relating to hedging and pledging as such may be in effect from time to time.

ARTICLE 8 - DEFINED TERMS; CONSTRUCTION

Section 8.1    In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

“10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

Award” means any Stock Option, Restricted Stock Award, Restricted Stock Unit or Performance Award or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

“Award Agreement” means the document (in whatever medium prescribed by the Committee and whether or not a signature is required or provided by a Participant) that evidences the terms and conditions of an Award. A copy of the Award Agreement will be provided (or made available electronically) to each Participant.

“Board of Directors” means the Board of Directors of the Company.

“Cause.” If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “cause,” then, for purposes of this Plan, the term “Cause” shall have the meaning set forth in such agreement. In the absence of such a definition, “Cause” means termination because of (i) Participant’s conviction (including conviction on a nolo contendere plea) of a felony or of any lesser criminal offense involving moral turpitude, fraud or dishonesty; (ii) the willful commission by Participant of a criminal or other act that, in the reasonable judgment of the Board of Directors will likely cause substantial economic damage to the Company or the Bank or substantial injury to the business reputation of the Company or Bank; (iii) the commission by Participant of an act of fraud in the performance of his duties on behalf of the Company or Bank; (iv) Participant’s material violation of the Bank’s code of ethics; (v) the continuing willful failure of Participant to perform his employment duties to the Company or Bank after thirty (30) days’ written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to Participant by the Board of Directors; (vi) willful failure to cooperate with a bona fide internal investigation or an investigation by regulatory or law enforcement authorities, after being instructed by the Company or a Subsidiary to cooperate, or the deliberate destruction of or deliberate failure to preserve documents or other materials that the Participant should reasonably know to be relevant to such investigation, after being instructed by the Company or a Subsidiary to preserve such documents, or the willful inducement of others to fail to cooperate or to fail to produce documents or other materials; or (vii) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of Participant’s employment by the Company or the Bank.

“Change in Control” has the meaning ascribed to it in Section 4.2.

“Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

“Director” means a member of the Board of Directors or of a board of directors of a Subsidiary.

“Disability.” If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan. To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a Disability has been incurred.

“Dividend Equivalent Rights” means the right, associated with a Restricted Stock Unit, to receive a payment, in cash or Stock, as applicable, equal to the amount of dividends paid on a share of Stock, as specified in the Award Agreement.

“Employee” means any person employed by the Company or a Subsidiary, including Directors who are employed by the Company or a Subsidiary.

“Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

“Exchange Act” means the Securities Exchange Act of 1934, as amended and the rules, regulations and guidance promulgated thereunder, as modified from time to time.

“Excluded Transaction” means a plan of reorganization, merger, consolidation or similar transaction that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving corporation or any parent thereof) at least 50% of the combined voting power of the Voting Securities of the entity surviving the plan of reorganization, merger, consolidation or similar transaction (or the parent of such surviving entity) immediately after such plan of reorganization, merger, consolidation or similar transaction.

“Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.

“Fair Market Value” on any date, means (i) if the Stock is listed on an Exchange, national market system or automated quotation system, the closing sales price on that Exchange or over such system on that date or, in the absence of reported sales on that date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on an Exchange, national market system or automated quotation system, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Code Section 422 and applicable provisions of Section 409A.

“Good Reason.”  A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events:

(i)    a material reduction in Participant’s base salary or base compensation;

(ii)   a material diminution in Participant’s authority, duties or responsibilities without the written consent of Participant;

(iii)   a change in the geographic location at which Participant must perform his duties that is more than thirty (30) miles from the location of Participant’s principal workplace on the date immediately prior to a Change in Control; or

(iv)    in the event a Participant is a party to an Award Agreement, employment or change in control agreement that provides a definition for “Good Reason” or a substantially similar term, then the occurrence of any event set forth in such definition.

Notwithstanding the foregoing, the Participant must give written notice to the Company or the Subsidiary for whom the Participant is employed of the Good Reason condition within 60 days of becoming aware (or should have become aware) of the applicable facts and circumstances, the Company or Subsidiary, as applicable, shall have 30 days to cure the Good Reason condition, and the Participant must terminate employment within 30 days after expiration of the opportunity to cure.  Any distribution of an Award subject to Code Section 409A shall be subject to the distribution timing rules of Code Section 409A, including any delay in the distribution of such Award, which rules shall be set forth in the Award Agreement.

 “Holding Period” has the meaning ascribed to it in Section 2.8.

“Immediate Family Member” means with respect to any Participant: (i) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (ii) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (iii) a trust in which any combination of the Participant and persons described in section (i) and (ii) above own more than fifty percent (50%) of the beneficial interests; (iv) a foundation in which any combination of the Participant and persons described in sections (i) and (ii) above control management of the assets; or (v) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (i) and (ii) above control more than fifty percent (50%) of the voting interests.

“Incumbent Directors” means:

(1)    the individuals who, on the date hereof, constitute the Board; and

(2)    any new Director whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended: (a) by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such approval or recommendation; or (b) by a Nominating Committee of the Board whose members were appointed by the vote of at least two-thirds (2/3) of the Whole Board, with at least two-thirds of the Incumbent Directors then in office voting in favor of such appointments

“Independent Board Member” means a member of the Board of Directors who: (a) is not a current Employee of the Company or a Subsidiary, (b) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, for services rendered as a consultant or in any capacity other than as a Director, except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto, and (c) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Independent Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of a “Non-Employee Directors” under Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list its securities.

“Involuntary Termination” means the Termination of Service of a Participant by the Company or Subsidiary, other than a termination for Cause, or termination of employment by an Employee Participant for Good Reason.

“Incentive Stock Option” or “ISO” has the meaning ascribed to it in Section 2.1(a).

“Non-Qualified Option” means the right to purchase shares of Stock that is either (i) granted to a Participant who is not an Employee, or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.

“Performance Award” means an Award that vests in whole or in part upon the achievement of one or more specified performance measures, as determined by the Committee. Regardless of whether an Award is subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of a Performance Award (including without limitation any applicable performance measures) need not be the same with respect to each recipient. A Performance Award shall vest, or as to Restricted Stock Units be settled, after the Committee has determined that the performance goals have been satisfied.

Performance measures can include, but are not limited to: book value or tangible book value per share; basic earnings per share (e.g., earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization; or earnings per share); basic cash earnings per share; diluted earnings per share; return on equity; net income or net income before taxes; net interest income; non-interest income; non-interest expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; financial return ratios; adjusted earnings, capital; increase in revenue; total shareholder return; net operating income, operating income; net interest margin or net interest rate spread; stock price; assets, growth in assets, loans or deposits, asset quality level, charge offs, loan reserves, non-performing assets, loans, deposits, growth of loans, loan production volume, non-performing loans, deposits or assets; regulatory compliance or safety and soundness; achievement of balance sheet or income statement objectives and strategic business objectives, or any combination of these or other measures.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The terms of an Award may provide that partial achievement of performance measures may result in partial payment or vesting of the award or that the achievement of the performance measures may be measured over more than one period or fiscal year. In establishing any performance measures, the Committee may provide for the exclusion of the effects of one or more items, including but not limited to: (i) extraordinary, unusual, infrequently occurring and/or nonrecurring events or items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) dividends declared on the Company’s stock; (iv) changes in tax or accounting principles, regulations or laws; or (v) expenses incurred in connection with a merger, branch acquisition or similar transaction.   Subject to the preceding sentence, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. Notwithstanding anything to the contrary herein, performance measures relating to any Award hereunder will be modified, to the extent applicable, to reflect a change in the outstanding shares of Stock of the Company by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of the Company into another corporation, any separation of a corporation or any partial or complete liquidation by the Company or a Subsidiary. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

“Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Sections 2.1(b) and 2.3.

“Restricted Stock Unit” has the meaning ascribed to it in Sections 2.1(c) and 2.4.

“Restriction Period” has the meaning set forth in Section 2.4(b)(iii).

“Retirement” means, unless otherwise provided in an Award Agreement, termination of employment after attainment of age 72 (other than termination for Cause) or discontinuance of service as a Director following attainment of age 80.  An Employee who is also a Director shall not be deemed to have terminated due to Retirement for purposes of vesting of Awards and exercise of Stock Options until both Service as an Employee and Service as a Director has ceased. A non-employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-employee Director has terminated Service on the Board(s) of Directors of the Company and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such Board(s) of Directors of the non-employee Director’s intention to retire.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended and the rules, regulations and guidance promulgated thereunder and modified from time to time.

“Service” means service as an Employee, consultant or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director.  Service shall not be deemed interrupted in the case of (i) any approved leave of absence for military service or sickness, or for any other purpose approved  by the Company or a Subsidiary, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, (ii) transfers among the Company, any  Subsidiary, or any successor entities, in any capacity of Employee or Director, or (iii) any change in status as long as the individual remains in the service of the Company or a Subsidiary in any capacity as Employee or Director (except as otherwise provided in the Award Agreement).

“Stock” means the common stock of the Company, $0.01 par value per share.

“Stock Option” has the meaning ascribed to it in Sections 2.1(a) and 2.2.

“Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than fifty percent (50%) of the capital or profits interests.

“Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director of (including a director emeritus or advisory director), or service provider to, the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(1)    The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(2)    The Participant’s cessation as an Employee or service provider shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services provided the leave of absence does not exceed six (6) months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six (6) months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following the six (6) month period. For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(3)    If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of or service provider to the Company or an entity that is then a Subsidiary, then the occurrence of the transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity by which the Participant is employed or to whom the Participant is providing Services.

(4)    Except to the extent Code Section 409A may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. If any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.6), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the employer and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than fifty percent (50%) of the average level of bona fide Services in the thirty-six (36) months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, the payment or a portion of the payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(5)    With respect to a Participant who is a Director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus or advisory director.

“Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

“Whole Board” means the total number of Directors that the Company would have if there were no vacancies on the Board at the time the relevant action or matter is presented to the Board for approval.

Section 8.2    In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a)    Actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b)    References to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c)    In computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d)    References to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e)    Indications of time of day mean New York time;

(f)    The word “including” means “including, but not limited to”;

(g)    All references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h)    All words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i)    The captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j)    Any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k)    All accounting terms not specifically defined herein shall be construed in accordance with GAAP.

0 ------------------ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 ESQUIRE FINANCIAL HOLDINGS, INC. Proxy for Annual Meeting of Stockholders on May 30, 2024 Solicited on Behalf of the Board of Directors The undersigned hereby appoints Andrew c. sagliocca and Eric s. Bader, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of common stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of stockholders of Esquire Financial Holdings, Inc., to be held May 30, 2024 at 10:00 AM, and at any adjournments or postponements thereof, as follows: (Continued and to be signed on the reverse side.) 1.1 signature of stockholder Date: signature of stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the qR code with your smartphone. Have your proxy card available when you access the web page. vote online until 11:59 PM EsT the day before the meeting. MAIL - sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-consent makes it easy to go paperless. With e-consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 20430303000000001000 5 053024 COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, proxy statement, 2023 Annual Report to stockholders and proxy card are available at http://www.astproxyportal.com/ast/21569 ANNUAL MEETING OF STOCKHOLDERS OF ESQUIRE FINANCIAL HOLDINGS, INC. May 30, 2024 1. Election of Directors: FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: O Anthony coelho 3 year term O Richard T. Powers 3 year term O Andrew c. sagliocca 3 year term O Rena Nigam 1 year term 2. APPROvAL OF THE EsqUIRE FINANcIAL HOLDINGs, INc. 2024 EqUITY INcENTIvE PLAN. 3. RATIFIcATION OF THE APPOINTMENT OF cROWE LLP As OUR INDEPENDENT REGIsTERED PUBLIc AccOUNTING FIRM FOR THE YEAR ENDING DEcEMBER 31, 2024. 4. AN ADvIsORY vOTE ON EXEcUTIvE cOMPENsATION (“sAY-ON-PAY”). In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1, and FOR Proposals 2, 3 and 4. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.

ANNUAL MEETING OF STOCKHOLDERS OF ESQUIRE FINANCIAL HOLDINGS, INC. May 30, 2024 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, proxy statement, 2023 Annual Report to stockholders and proxy card are available at http://www.astproxyportal.com/ast/21569 Please sign, date and mail your proxy card in the envelope provided as soon as possible. signature of stockholder Date: signature of stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. 20430303000000001000 5 053024 GO GREEN e-consent makes it easy to go paperless. With e-consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access. 1. Election of Directors: O Anthony coelho 3 year term O Richard T. Powers 3 year term O Andrew c. sagliocca 3 year term O Rena Nigam 1 year term 2. APPROvAL OF THE EsqUIRE FINANcIAL HOLDINGs, INc. 2024 EqUITY INcENTIvE PLAN. 3. RATIFIcATION OF THE APPOINTMENT OF cROWE LLP As OUR INDEPENDENT REGIsTERED PUBLIc AccOUNTING FIRM FOR THE YEAR ENDING DEcEMBER 31, 2024. 4. AN ADvIsORY vOTE ON EXEcUTIvE cOMPENsATION (“sAY-ON-PAY”). In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1, and FOR Proposals 2, 3 and 4. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN